UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period:  9/30/13

Item 1.  Reports to Stockholders.

Altegris Futures Evolution Strategy Fund

Annual Letter to Shareholders for the 12-Month Period Ending September 30, 2013 (Unaudited)

Dear Investor:

Market and Fund Performance Summary

The Altegris Futures Evolution Strategy Fund is an actively managed mutual fund, accessing what we believe to be two of the best trend following managed futures managers, Winton Capital Management and ISAM, while utilizing the capabilities of an experienced active fixed income manager, DoubleLine Capital LP. For the 12-month period ending September 30th, 2013, the market environment proved difficult for managed futures in general. Markets were often characterized by whipsawing between risk-on and risk-off environments, with the depth and duration of these shifts determining the extent to which managed futures strategies were affected.

The Altegris 40 Index®, which we believe best represents the managed futures universe, was down -3.23% and -4.75% in 2011 and 2012 respectively, the first back-to-back losing years for the index since it was established in 1990. Thus far in 2013, the Altegris 40 is faring no better, down -6.20% YTD through September 30, 2013. The Altegris Futures Evolution Strategy Fund has also experienced a drawdown, although the Fund has outperformed the Altegris 40 since its inception, and for the period under review. While we are pleased with this relative outperformance, we are nonetheless aware that investors have endured a lengthy period of frustrating absolute performance from their managed futures investments, as changing market sentiment driven by political and macro news has dominated the investment landscape. With the exception of stock indices, trends have been short-lived as a consequence of this market uncertainty.

As shown in Figure 1, the Altegris Futures Evolution Strategy Fund delivered a return over the 12-month period of -5.87% for its A shares (at NAV), -6.51% for its C shares, -5.63% for its I shares and -5.77% for its N shares. Meanwhile, the Bank of America Merrill Lynch 3-Month T-Bill Index (“BoA ML”), Altegris 40 Index®, Standard & Poor’s 500 Total Return Index (“S&P 500 TR”) and MSCI World Index returned +0.10, -8.89% (estimated), +19.34% and +17.70%, respectively. The Fund’s net assets under management totaled approximately $298 million as of September 30, 2013.

Figure 1: Altegris Futures Evolution Strategy Fund Performance Review | October 1, 2012–September 30, 2013

	Annualized		Quarterly Returns
	1-Year	Since Inception*	Q3 2013	Q2 2013	Q1 2013	Q4 2012
Class A (NAV)	-5.87%	-3.53%	-2.70%	-4.99%	2.98%	-1.12%
Class A (max load)**	-11.26%	-6.46%	-8.28%	-10.44%	-2.91%	-6.79%
Class I (NAV)	-5.63%	-3.26%	-2.63%	-4.89%	2.98%	-1.05%
Class N (NAV)	-5.77%	-3.53%	-2.70%	-4.90%	2.88%	-1.02%
BofA ML 3-Month T-Bill Index	0.10%	0.09%	0.02%	0.02%	0.02%	0.04%
Altegris 40 Index®	-8.89%	-5.09%	-3.36%	-5.55%	2.77%	-2.88%
S&P 500 TR Index	19.34%	19.21%	5.24%	2.91%	10.61%	-0.38%
MSCI World Index	17.70%	13.19%	7.68%	-0.07%	7.17%	2.06%

Class C (NAV)	-6.51%	-5.76%	-2.95%	-5.12%	2.78%	-1.23%

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements is 2.36%, 3.11%, 2.11% and 2.36% of average daily net assets attributable to Class A, Class C, Class I and Class N shares.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2014, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, interest, brokerage fees and commissions, swap and structured note fees and expenses, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes, short selling expenses, expenses incurred in connection with any merger or reorganization, indirect expenses, expense of Underlying Pools in which a Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.94%, 2.69%, 1.69% and 1.94% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively, subject to possible recoupment in future years. Results shown reflect the waiver, without which the results could have been lower. Returns for periods longer than one year are annualized. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. Current performance information for the Fund can be found at: http://www.altegris.com/Funds/Mutual-Funds/Altegris-Futures-Evolution-Strategy-Fund.aspx#Performance

*The inception date of Class A, Class I and Class N is 10/31/11; the inception date of Class C is 02/16/12. The Altegris 40 Index® is a monthly index; its performance since inception is shown from 10/31/11.

**The maximum sales charge (load) for Class A is 5.75%. Class A Share investors may be eligible for a reduction in sales charges.

The referenced indices are shown for general market comparisons and are not meant to represent any particular Fund.

Fund Overview

The Fund seeks long-term capital appreciation by providing investors with concentrated exposure to best-of-breed1 trend following managed futures managers. The Fund also offers an innovative, active approach to fixed income management via fixed-income industry leader DoubleLine Capital.

Current investments consist of allocations to investments providing exposure to the Winton Diversified Trading Program managed by Winton Capital (“Winton”), a London-based commodity trading advisor (CTA) with assets under management of $24.2 billion as of September 30, 2013, and the ISAM Systematic Program managed by ISAM, a New York and London-based CTA managing more than $600 million in assets as of September 30, 2013. Both programs are trend following managed futures strategies, in which the managers utilize proprietary, quantitative trading systems to identify market trends and react to corresponding price movements both up and down—in futures markets across all major asset classes. Allocations providing exposure to the Winton and ISAM programs are then notionally leveraged to achieve a 100% to 125% exposure to managed futures. No allocation changes were made to the portfolio during the period under review, as the Fund maintained 82% of its managed futures exposure through Winton and 18% through ISAM (See Figure 2).

Figure 2: Futures Allocation by Manager | September 30, 2013

The Fund will invest up to 25% of its total assets in a wholly-owned subsidiary, which in turn invests the majority of its assets in a portfolio of investments selected by an experienced portfolio management team at Altegris Advisors. These include investments in a combination of (1) securities of one or more commodity futures trading companies (e.g., underlying pools), (2) swaps, notes or similar derivatives structured to provide exposure to and the returns of managed futures strategies, and (3) investments intended to serve as collateral for such derivative positions (collectively, “managed futures investments”). These investments are selected with the aim of providing aggregate exposure to the managed futures sub-strategies and programs of the managers listed in the chart above, as if between 100% and 125% of the Fund’s net assets were invested in those programs. The Fund also holds fixed income securities, cash, and cash equivalents which are excluded from the manager allocation shown above.

Substantially all remaining assets of the Fund can be allocated to fixed income strategies—Core Fixed Income, Low Duration and Opportunistic Income—that are actively managed by DoubleLine, a fixed income investment specialist based in Los Angeles with assets under management of $53.8 billion as of September 30, 2013. By the end of the period, investments in fixed-income securities actively managed by DoubleLine represented approximately 74% of Fund assets. We began reducing the 100% allocation to the Core Fixed Income strategy over the course of the quarter, with new target allocations of 20% to the Opportunistic Income Strategy and 20% to the Low Duration Strategy, with the overarching goal of increasing the portfolio’s yield to maturity while meaningfully reducing exposure to interest rate sensitivity (See Figure 3).

________________________

1 Altegris defines “best-of-breed” as managers which in our opinion have demonstrated success in terms of sustained investment edge, effective risk management processes and established operations infrastructure.

Figure 3: Fixed Income Portfolio Allocations | September 30, 2013

Total may not equal 100% due to rounding.

Drivers of Fund Performance

Clearly the most significant driver to performance was derived from long stock index futures, both global and domestic. Equity markets have been one of the few trending sectors throughout the period, and as such, the Fund’s exposure to the sector has generally increased as the trend has strengthened. Given the extended rally in equities, it is no surprise that the asset class was the single largest positive attributor for the Fund over the 12-month timeframe (+6.53%), with the portfolio profiting primarily from long stock index positions in US and European markets (See Figure 4 below). Fixed income futures, including both bonds and rates2, were the largest negative attributor (-5.67%) to the Fund’s 12-month performance, driven by modest long bond positions. June 2013 was the worst month of the period as losses accumulated due to the sharp rise in yields in the wake of the Federal Reserve’s announcement that the long-anticipated tapering of their quantitative easing program might soon begin. Energy Futures positioning contributed (-3.41%) to performance, largely from both long and short trading as trends in the sector were short-lived.

_______________________________

2 Bonds defined as having a maturity of two or more years at inception, and rates defined as having a maturity of less than two years at inception.

Figure 4: Futures Performance Attribution by Sector | October 1, 2012– September 30, 2013

Past performance is no guarantee of future results. The data is estimated and obtained from third parties including managers, clearing firms and exchanges.  These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified.  As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

*Softs, or soft commodities, are commodities such as coffee, cocoa, sugar and fruit. This term generally refers to commodities that are grown, rather than mined.

In regards to manager attribution, the Winton program contributed (-1.04%) to Fund performance (See Figure 5 below), with gains logically derived from long stock index exposure, with losses in fixed income and energy futures. Meanwhile, the ISAM program contributed (-4.38%) to Fund performance over the period. As a “pure” momentum-based strategy, ISAM—like most other trend-following managers—struggled in the largely trendless market environment experienced over the last 12 months. Given that ISAM’s sector exposures were typically more weighted toward commodities, any gains from stock indices were largely offset by losses from the commodity sector, particularly in energy futures.

Despite capitalizing on gains in agency mortgages and investment grade corporate bonds over the majority of the period, DoubleLine contributed (-0.45%) to the Fund due to losses experienced in the second quarter of 2013 as interest rates spiked during the last week of May, and again in June, on the prospect of quantitative easing tapering by the Fed, and the likelihood of Chairman Ben Bernanke’s departure.

Figure 5: Performance Attribution by Manager | October 1, 2012– September 30, 2013

Past performance is no guarantee of future results. The data is estimated and is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

Outlook

Trend-following strategies typically need more than one sector in sync with the markets to create a profitable aggregate. We cannot predict when additional sectors might exit this mean-reverting phase, but our experience tells us that it can occur quickly, and history shows that it has often occurred in times of crisis when diversification is most beneficial. Accordingly, we continue to believe that investors should maintain a core investment position in a managed futures approach.

Meanwhile, we expect that both Winton and ISAM will continue to morph their positions in an attempt to be positioned for sustainable market trends. At present, the Fund’s managed futures allocation is cautiously positioned, with a bias toward the recent risk-on trends, gradually increasing exposure to stock indices and higher yielding currencies in particular. Risk committed to interest rate and bond positions is small relative to the Fund’s history, which we think is prudent given the ongoing uncertainty around tapering.

We thank you for investing in the Altegris Futures Evolution Strategy Fund, and look forward to enhancing our partnership with you.

Sincerely,

Allen Cheng

Matt Osborne

Chief Investment Officer

Executive Vice President

Co-Portfolio Manager

Co-Portfolio Manager

INDEX DEFINITIONS

BofA Merrill Lynch 3 month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

The Altegris 40 Index® tracks the performance of the 40 leading managed futures programs, by ending monthly equity (assets) for the previous month, as reported to Altegris. The Altegris 40 Index represents the dollar-weighted average performance of those 40 programs. The Index started in July 2000; data is available back to 1990.

MSCI World Index is a free-float adjusted market capitalization weighted index that measures equity market performance of 24 developed market country indices.

The S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

GLOSSARY

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

2772-NLD-11/6/2013

Altegris Futures Evolution Strategy Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2013

The Fund's performance figures* for the year ending September 30, 2013, compared to its benchmarks:
		Annualized	Annualized
		Since Inception	Since Inception
	One Year	February 16, 2012	October 31, 2011
Altegris Futures Evolution Strategy Fund - Class A	(5.87)%	N/A	(3.53)%
Altegris Futures Evolution Strategy Fund - Class A with load **	(11.26)%	N/A	(6.46)%
Altegris Futures Evolution Strategy Fund - Class C	(6.51)%	(5.76)%	N/A
Altegris Futures Evolution Strategy Fund - Class I	(5.63)%	N/A	(3.26)%
Altegris Futures Evolution Strategy Fund - Class N	(5.77)%	N/A	(3.53)%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ***	0.10%	0.11%	0.09%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-877-772-5838.

** Class A with load total retrun is calculated using the maximum sales charge of 5.75%.
*** Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days.

Comparison of the Change in Value of a $10,000 Investment | October 31, 2011– September 30, 2013 Past performance is not necessarily indicative of future results.

**** Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by Type of Investment	% of Net Assets
Bonds & Notes
Mortgage Backed Securities	28.9%
Government	9.5%
Financial	7.8%
Consumer, Non-cyclical	4.3%
Energy	4.0%
Asset Backed Securities	3.9%
Basic Materials	2.0%
Communications	1.7%
Consumer, Cyclical	1.6%
Industrial	1.0%
Utilities	0.9%
Diversified	0.6%
Technology	0.5%
Short-Term Investments	10.8%
Structured Note	5.3%
Unaffiliated Trading Companies	3.7%
Other, Cash & Cash Equivalents	13.5%
100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund's holdings.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2013

Shares				Value
	INVESTMENTS - 86.5%
	UNAFFILIATED TRADING COMPANIES - 3.7%
185,847	ISAM Systematic Program Class ISAM (a,b) *			$ 4,311,869
89,899	Winton Diversified Trading Program Class WNTN (a,b) *			6,958,100
	TOTAL UNAFFILIATED TRADING COMPANIES (Cost - $11,790,425)			11,269,969
Principal Amount ($)			Maturity
	STRUCTURED NOTE - 5.3%
150,000	Barclays Bank PLC Linked Note (a,b) *		1/15/2014	15,768,043
	(Cost - $14,957,906)
		Yield
	BONDS & NOTES - 66.7%
	ADVERTISING - 0.0%
100,000	WPP Finance UK	8.0000%	9/15/2014	106,599

	AEROSPACE/DEFENSE - 0.2%
100,000	Boeing Co.	3.7500	11/20/2016	108,216
25,000	Boeing Co.	5.8750	2/15/2040	30,222
213,000	Boeing Co.	6.8750	3/15/2039	286,331
245,000	United Technologies Corp.	3.1000	6/1/2022	241,015
				665,784
	AGRICULTURE - 0.3%
690,000	Altria Group Inc.	2.8500	8/9/2022	631,945
100,000	Altria Group Inc.	4.1250	9/11/2015	106,076
				738,021
	AIRLINES - 0.2%
50,000	Southwest Airlines Co.	5.1250	3/1/2017	55,179
70,000	Southwest Airlines Co.	5.2500	10/1/2014	72,777
421,000	Southwest Airlines Co.	5.7500	12/15/2016	469,357
				597,313
	AUTO MANUFACTURERS - 0.3%
150,000	Daimler Finance North America LLC (c)	1.4500	8/1/2016	150,181
510,000	Ford Motor Co.	7.4500	7/16/2031	622,400
				772,581
	AUTO PARTS & EQUIPMENT - 0.1%
90,000	American Axle & Manufacturing, Inc.	6.6250	10/15/2022	92,250
95,000	Goodyear Tire & Rubber Co.	7.0000	5/15/2022	98,800
				191,050
	BANKS - 5.6%
400,000	Alfa Bank OJSC Via Alfa Bond Issuance PLC	7.5000	9/26/2019	415,000
625,000	Australia & New Zealand Banking Group Ltd. (c)	4.8750	1/12/2021	684,875
100,000	Australia & New Zealand Banking Group Ltd. (c)	3.2500	3/1/2016	104,790
200,000	Banco Davivienda SA	2.9500	1/29/2018	190,500
200,000	Banco de Bogota SA	5.0000	1/15/2017	207,250
200,000	Banco de Bogota SA	5.3750	2/19/2023	186,500
500,000	Banco de Bogota SA (c)	5.3750	2/19/2023	466,250
100,000	Banco de Chile	6.2500	6/15/2016	110,296
500,000	Banco de Credito del Peru (c)	4.2500	4/1/2023	444,000
200,000	Banco de Credito del Peru/Panama	4.7500	3/16/2016	209,000
150,000	Banco de Credito del Peru/Panama (c,d)	6.1250	4/24/2027	146,625
200,000	Banco de Credito e Inversiones	3.0000	9/13/2017	199,103
150,000	Banco del Estado de Chile	2.0000	11/9/2017	146,350
200,000	Banco do Brasil SA/Cayman	3.8750	1/23/2017	203,000
200,000	Banco do Brasil SA/Cayman (d)	8.5000	Perpetual	222,000
100,000	Banco GNB Sudameris SA	3.8750	5/2/2018	93,000
800,000	Banco GNB Sudameris SA (c)	3.8750	5/2/2018	744,000
300,000	Banco Internacional del Peru SAA (d)	8.5000	4/23/2070	317,250
200,000	Banco Mercantil del Norte SA	4.3750	7/19/2015	207,500

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2013

Principal Amount ($)		Yield	Maturity	Value
	BANKS - 5.6% (Continued)
200,000	Banco Santander Chile (d)	1.8662%	1/19/2016	$ 201,500
800,000	Bancolombia SA	5.9500	6/3/2021	812,000
200,000	Bancolombia SA	4.2500	1/12/2016	206,500
625,000	Bank of Montreal	1.4000	9/11/2017	615,776
100,000	Bank of Montreal	1.3000	7/15/2016	100,454
100,000	Bank of Nova Scotia	1.3750	7/15/2016	100,686
300,000	BB&T Corp.	1.6000	8/15/2017	297,882
100,000	BB&T Corp.	3.2000	3/15/2016	104,793
200,000	BBVA Banco Continental SA	2.2500	7/29/2016	196,000
500,000	BBVA Bancomer SA/Texas	6.5000	3/10/2021	520,000
150,000	BBVA Bancomer SA/Texas	4.5000	3/10/2016	156,750
400,000	Caixa Economica Federal	3.5000	11/7/2022	330,000
200,000	Caixa Economica Federal	2.3750	11/6/2017	187,000
105,000	CIT Group Inc.	5.0000	8/15/2022	102,637
600,000	Corpbanca SA	3.1250	1/15/2018	547,106
250,000	CorpGroup Banking SA	6.7500	3/15/2023	211,875
250,000	CorpGroup Banking SA (c)	6.7500	3/15/2023	211,875
109,000	DBS Bank Ltd. (d)	5.0000	11/15/2019	112,696
50,000	Goldman Sachs Group, Inc.	5.7500	10/1/2016	55,773
275,000	Goldman Sachs Group, Inc.	5.7500	1/24/2022	304,877
500,000	Industrial Senior Trust	5.5000	11/1/2022	456,250
200,000	Industry & Construction Bank St Petersburg OJSC Via Or-ICB for Industry (d)	5.0100	9/29/2015	204,000
400,000	Itau Unibanco Holding SA/Cayman Island	5.5000	8/6/2022	374,000
600,000	JPMorgan Chase & Co.	4.5000	1/24/2022	625,861
100,000	JPMorgan Chase & Co.	3.1500	7/5/2016	104,924
575,000	Korea Development Bank	4.3750	8/10/2015	608,294
100,000	Korea Development Bank	3.2500	3/9/2016	103,886
275,000	Morgan Stanley	3.7500	2/25/2023	265,109
100,000	Morgan Stanley	1.7500	2/25/2016	100,482
100,000	National Australia Bank Ltd. (c)	3.0000	7/27/2016	105,073
200,000	OVERSEA-CHINESE BANKING	4.2500	11/18/2019	205,561
350,000	PNC Funding Corp.	3.3000	3/8/2022	341,988
250,000	PNC Funding Corp.	4.3750	8/11/2020	268,467
100,000	PNC Funding Corp.	2.7000	9/19/2016	103,931
200,000	Sberbank of Russia Via SB Capital SA	5.1800	6/28/2019	208,300
200,000	Sberbank of Russia Via SB Capital SA	5.1250	10/29/2022	186,540
600,000	Scotiabank Peru SA (c,d)	4.5000	12/13/2027	522,000
300,000	Scotiabank Peru SA (d)	4.5000	12/13/2027	261,000
100,000	Vnesheconombank Via VEB Finance PLC	5.4500	11/22/2017	106,360
200,000	VTB Bank OJSC Via VTB Capital SA	6.9500	10/17/2022	198,500
575,000	Wells Fargo & Co.	4.6000	4/1/2021	624,383
125,000	Wells Fargo & Co.	1.5000	7/1/2015	126,568
100,000	Westpac Banking Corp.	1.1250	9/25/2015	100,726
				16,875,672
	BEVERAGES - 0.5%
400,000	Anadolu Efes Biracilik Ve Malt Sanayii AS (c)	3.3750	11/1/2022	327,000
100,000	Anheuser-Busch InBev Worldwide Inc.	0.8000	7/15/2015	100,453
315,000	Coca-Cola Co.	1.8000	9/1/2016	323,826
200,000	Corp Lindley SA (c)	4.6250	4/12/2023	181,000
50,000	Corp Lindley SA (c)	6.7500	11/23/2021	52,500
404,000	Diageo Capital PLC	1.5000	5/11/2017	404,145
				1,388,924
	BIOTECHNOLOGY - 0.3%
100,000	Amgen, Inc.	2.1250	5/15/2017	101,485
400,000	Biogen Idec, Inc.	6.8750	3/1/2018	474,864
310,000	Celgene Corp.	3.2500	8/15/2022	293,952
100,000	Gilead Sciences, Inc.	3.0500	12/1/2016	105,581
				975,882

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2013

Principal Amount ($)		Yield	Maturity	Value
	BUILDING MATERIALS - 0.1%
100,000	Cemex Espana Luxembourg	9.2500%	5/12/2020	$ 107,500
100,000	Cemex SAB de CV	9.0000	1/11/2018	107,750
				215,250
	CHEMICALS - 0.6%
120,000	Ashland Inc.	4.7500	8/15/2022	112,500
105,000	Celanese US Holdings LLC	4.6250	11/15/2022	100,537
100,000	Dow Chemical Co.	2.5000	2/15/2016	103,393
340,000	Dow Chemical Co.	3.0000	11/15/2022	313,070
225,000	Ecolab, Inc.	1.0000	8/9/2015	225,104
185,000	Ecolab, Inc.	2.3750	12/8/2014	188,538
200,000	LPG International Inc.	7.2500	12/20/2015	219,222
400,000	Odebrecht Finance Ltd.	7.5000	Perpetual	390,000
200,000	Sociedad Quimica y Minera de Chile SA	6.1250	4/15/2016	216,307
				1,868,671
	COLLATERALIZED MORTGAGE OBLIGATIONS
	U.S. GOVERNMENT AGENCY - 4.5%
731,327	Fannie Mae REMICS 2005-2 S (d,e)	6.4212	2/25/2035	131,248
1,687,629	Fannie Mae REMICS 2006-126 CS (d,e)	6.5212	1/25/2037	251,338
1,437,273	Fannie Mae REMICS 2006-99 AS (d,e)	6.4012	10/25/2036	242,780
1,040,089	Fannie Mae REMICS 2009-41 ZA (e)	4.5000	6/25/2039	1,082,527
1,454,477	Fannie Mae REMICS 2009-98 DZ (e)	4.5000	12/25/2039	1,545,679
736,378	Fannie Mae REMICS 2010-115 SE (d,e)	5.8212	10/25/2040	138,847
578,585	Fannie Mae REMICS 2010-76 ZK (e)	4.5000	7/25/2040	624,169
440,143	Fannie Mae REMICS 2011-111 EZ (e)	5.0000	11/25/2041	483,548
254,994	Fannie Mae REMICS 2011-18 UZ (e)	4.0000	3/25/2041	251,019
557,000	Fannie Mae REMICS 2011-74 KL (e)	5.0000	6/25/2040	619,511
1,503,980	Fannie Mae REMICS 2012-144 PT (d,e)	4.4431	11/25/2049	1,629,716
486,827	Fannie Mae REMICS 2013-6 ZH (e)	1.5000	2/25/2043	409,013
826,936	Freddie Mac REMICS 2663 ZP (e)	5.0000	8/15/2033	907,415
309,485	Freddie Mac REMICS 2909 Z (e)	5.0000	12/15/2034	340,907
1,894,747	Freddie Mac REMICS 3753 SB (d,e)	5.8177	11/15/2040	337,797
934,795	Freddie Mac REMICS 3770 SP (d,e)	6.3200	11/15/2040	133,518
785,468	Freddie Mac REMICS 3818 JA (e)	4.5000	1/15/2040	828,225
1,126,807	Freddie Mac REMICS 3926 FS (d,e)	6.3977	9/15/2041	252,096
533,085	Freddie Mac REMICS 3957 DZ (e)	3.5000	11/15/2041	498,401
342,157	Freddie Mac REMICS 3957 HZ (e)	4.0000	11/15/2041	314,492
2,005,000	Government National Mortgage Association 2013-119 TZ	3.0000	8/20/2043	1,661,586
996,939	Government National Mortgage Association 2013-120 GS (d)	5.1840	8/20/2043	808,723
				13,492,555
	COLLATERALIZED MORTGAGE OBLIGATIONS
	WHOLE LOAN COLLATERAL - 9.7%
505,000	Adjustable Rate Mortgage Trust 2005-2 6M2 (d)	1.1589	6/25/2035	274,634
1,625,000	American General Mortgage AGFMT 2010-1A A3 (c,d)	5.6500	3/25/2058	1,689,040
856,438	Banc of America Funding 2012-R4 A (c,d)	0.4421	3/4/2039	834,456
1,699,264	Banc of America Mortgage 2007-1 2A17	6.0000	1/25/2037	1,679,795
453,293	Bear Stearns Asset Backed 2004-AC2 2A	5.0000	5/25/2034	455,862
209,463	Citicorp Mortgage Securities Trust Series 2007-2 3A1	5.5000	2/25/2037	203,733
708,440	Citimortgage Alternative Loan 2007-A4 1A13	5.7500	4/25/2037	580,080
1,983,343	Countrywide Alt Loan Trust 2005-J8 1A5	5.5000	7/25/2035	1,927,155
522,371	Countrywide Alternative Loan 2007-22 2A16	6.5000	9/25/2037	402,825
1,405,360	Countrywide Home Loan 2007-5 A51	5.7500	5/25/2037	1,300,742
1,675,398	Countrywide Home Loans 2007-12 A9	5.7500	8/25/2037	1,590,598
936,911	Credit Suisse Commerical 2013-3R 1A1 (c,d)	1.3141	4/27/2035	896,273
979,271	Credit Suisse Mortgage 2007-1 5A14	6.0000	2/25/2037	870,458
190,722	Credit Suisse Mortgage 2009-13R 2A1 (c)	6.0000	1/26/2037	193,494
947,247	Credit Suisse Mortgage 2010-4R 3A17 (c,d)	7.5221	6/26/2037	843,435
578,210	Credit Suisse Mortgage Capital 2006-9 2A1	5.5000	11/25/2036	572,143
436,647	CS First Boston Mortgage 2005-8 1A3	5.2500	9/25/2035	419,829

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2013

Principal Amount ($)		Yield	Maturity	Value
	COLLATERALIZED MORTGAGE OBLIGATIONS
	WHOLE LOAN COLLATERAL - 9.7% (Continued)
492,278	First Horizon Alt Morgage 2005-AA4 1A1 (d)	2.3473%	5/25/2035	$ 413,042
2,688,772	GSAA Home Equity Trust 2006-AR1 3A1 (d)	3.1687	1/25/2036	2,320,082
912,869	Homebanc Mortgage Trust 2005-3 A1 (d)	0.4189	7/25/2035	818,002
276,975	JP Morgan Mortgage Trust 2007-S1 1A1	5.0000	3/25/2022	272,972
1,285,680	JP Morgan Mortgage Trust 2007-S2 1A15	6.7500	6/25/2037	1,078,629
229,241	Jp Morgan Resecuritization Trust Series 2011-2 2A3 (c,d)	3.5000	7/26/2036	235,573
134,634	Morgan Stanley Mortgage Loan Trust 2004-1 1A1	5.0000	11/25/2018	137,942
407,520	Morgan Stanley Mortgage Loan Trust 2006-7 3A (d)	5.4843	6/25/2036	341,015
537,210	PHH Alternative Mortgage Trust 2007-2 3A1	6.0000	5/25/2037	435,664
2,060,340	Prime Mortgage Trust 2006-DR1 2A1 (c)	5.5000	5/25/2035	1,963,053
632,555	Residential Accredit Loans 2006-QS10 A9	6.5000	8/25/2036	506,527
582,712	Residential Asset Securities 2006-QA1 A21 (d)	3.7637	1/25/2036	425,689
478,804	Residential Funding Mtg 2006-S3 A7	5.5000	3/25/2036	421,673
1,613,617	Residential Funding MTG 2007-S1 A5	6.0000	1/25/2037	1,418,398
551,941	Residential Funding Mtg 2007-S2 A4	6.0000	2/25/2037	488,710
1,512,119	Residential Funding Mtg 2007-S6 1A11	6.0000	6/25/2037	1,304,995
151,113	Residential Funding Mtg Sec RFMSI 2003-S16 A1	4.7500	9/25/2018	150,990
252,131	Structured Asset Securities Corp. Mortgage Pass-through Certificates 2004-11XS (f)	5.1606	6/25/2034	269,687
1,110,684	Wells Fargo Mortgage Backed Securities 2006-2 3A1	5.7500	3/25/2036	1,098,618
322,009	Wells Fargo Mortgage Backed Securities 2007-13 A6	6.0000	9/25/2037	321,984
				29,157,797
	COMMERCIAL MORTGAGE BACKED SECURITIES - 5.1%
50,000	Banc of America Commercial Mortgage Trust 2006-4 AM	5.6750	7/10/2046	54,919
200,000	Banc of America Commercial Mortgage Trust 2007-2 AM (d)	5.8029	4/10/2049	219,935
250,000	Banc of America Commercial Mortgage Trust 2007-4 AM (d)	6.0010	2/10/2051	273,774
100,000	BAMLL Commercial Mortgage Securities Trust 2012-CLRN (c)	2.8823	8/15/2029	100,313
100,000	BAMLL Commercial Mortgage Securities Trust 2012-CLRN (c)	1.7823	8/15/2029	100,157
74,363	Bear Stearns Commercial Mortgage Securities Trust 2005-PWR8 A4	4.6740	6/11/2041	77,857
100,000	Bear Stearns Commercial Mortgage Securities Trust 2005-T18 AJ (d)	5.0050	2/13/2042	104,161
100,000	Bear Stearns Commercial Mortgage Securities Trust 2006-PW14 AM	5.2430	12/11/2038	108,875
250,000	Boca Hotel Portfolio Trust 2013-BOCA A (c,d)	1.3320	8/15/2026	249,911
250,000	Boca Hotel Portfolio Trust 2013-BOCA D (c,d)	3.2320	8/15/2026	250,000
340,000	CD 2007-CD4 Commercial Mortgage Trust (d)	5.3660	12/11/2049	341,847
2,025,860	CD 2007-CD5 Mortgage Trust (c,d)	0.3068	11/15/2044	4,625
100,000	Citigroup Commercial Mortgage Trust 2005-C3 AM (d)	4.8300	5/15/2043	104,952
50,000	Citigroup Commercial Mortgage Trust 2006-C4 AM (d)	5.9509	3/15/2049	54,188
130,000	Citigroup Commercial Mortgage Trust 2006-C5 AM	5.4620	10/15/2049	142,537
250,000	Citigroup Commercial Mortgage Trust 2008-C7 AM (d)	6.3361	12/10/2049	274,313
987,463	Citigroup Commercial Mortgage Trust 2012-GC8 XA (c,d)	2.4084	9/10/2045	118,518
300,000	COMM 2006-C7 Mortgage (d)	5.9715	6/10/2046	323,060
100,000	COMM 2006-C8 Mortgage Trust 2006-C8 AM	5.3470	12/10/2046	109,615
260,886	COMM 2006-FL12 Mortgage Trust (c,d)	0.3523	12/15/2020	256,325
1,979,150	Commercial Mortgage Pass Through Certificates 2012-CR3 XA (d)	2.3644	11/15/2045	255,419
250,000	Commercial Mortgage Trust 2006-FL4A D (c,d)	0.4521	11/5/2021	242,689
250,000	Commercial Mortgage Trust 2007-GG11 AM (d)	5.8670	12/10/2049	272,127
250,000	Commercial Mortgage Trust 2007-GG9 AMFX	5.4750	3/10/2039	261,424
250,000	Credit Suisse Commercial Mortgage Trust Series 2006-C1 C (d)	5.5666	2/15/2039	256,864
350,000	Credit Suisse Commercial Mortgage Trust Series 2006-C3 AM (d)	5.9926	6/15/2038	380,472
575,000	Credit Suisse Commercial Mortgage Trust Series 2006-C4 AM	5.5090	9/15/2039	614,296
275,000	Credit Suisse Commercial Mortgage Trust Series 2006-C5 AM	5.3430	12/15/2039	291,547
45,828	Credit Suisse First Boston Mortgage Securities Corp Series 1998-C2 F (c,d)	6.7500	11/15/2030	47,620
200,000	Credit Suisse First Boston Mortgage Securities Corp Series 2007-TFL1 (c,d)	0.3323	2/15/2022	196,160
550,000	Credit Suisse First Boston Mortgage Securities Corp Series 2007-TFLA G (c,d)	0.5523	2/15/2022	523,178
190,554	Credit Suisse Mortgage Capital Certificates 2006-TF2A A2 (c,d)	0.3523	10/15/2021	189,749
217,295	Credit Suisse Mortgage Capital Certificates 2006-TF2A KERB (c,d)	0.6323	9/15/2021	212,568
260,754	Credit Suisse Mortgage Capital Certificates 2006-TF2A KERE (c,d)	0.7823	9/15/2021	251,751
250,000	CSMC Series 2009-RR2 IQB (c,d)	5.6945	4/16/2049	270,955
200,000	DBRR 2012- EZ1 Trust (c)	1.3930	9/25/2045	200,540

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2013

Principal Amount ($)		Yield	Maturity	Value
	COMMERCIAL MORTGAGE BACKED SECURITIES - 5.1% (Continued)
150,000	Fontainebleau Miami Beach Trust 2012-FBLU C (c)	4.2700%	5/5/2027	$ 154,526
100,000	Fontainebleau Miami Beach Trust 2012-FBLU E (c)	5.2530	5/5/2027	103,615
219,857	GE Capital Commercial Mortgage Corp 2004-C2 PPL4 (c)	8.1540	3/10/2040	223,461
50,000	GMAC Commercial Mortgage Securities Inc Series 2006-C1 AJ (d)	5.3490	11/10/2045	46,105
300,000	GS Mortgage Securities Corp II 2013-KYO A (c,d)	1.0319	11/8/2029	297,232
100,000	GS Mortgage Securities Trust 2006-GG6 AM (d)	5.6220	4/10/2038	107,373
300,000	GS Mortgage Securities Trust 2006-GG8 AJ	5.6220	11/10/2039	286,816
300,000	JP Morgan Chase Commercial Mortgage Securities Corp 2012-PHH A (c,d)	1.8484	10/15/2025	301,612
1,497,704	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8 X (d)	0.7337	5/15/2045	21,904
79,976	JP Morgan Chase Commercial Mortgage Securities Trust 2007-C1 ASB	5.8570	2/15/2051	86,072
200,000	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18 AM (d)	5.4660	6/12/2047	218,685
350,000	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB19 AM (d)	5.8951	2/12/2049	374,629
250,000	JP Morgan Chase Commercial Mortgage Securities Trust 2007-LD12 AM (d)	6.1962	2/15/2051	272,909
984,747	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6 XA (d)	2.1731	5/15/2045	105,168
2,416,302	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8 XA (d)	2.3589	10/15/2045	287,658
980,607	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CBX XA (d)	2.1960	6/15/2045	101,030
200,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-FL3 D (c,d)	2.5323	4/15/2028	193,956
175,000	JP Morgan Commercial Mortgage-Backed Securities Trust 2009-RR2 GEB (c)	5.5430	12/17/2049	187,501
250,000	LB Commercial Mortgage Trust 2007-C3 AMFL (c,d)	6.0808	7/15/2044	278,196
100,000	LB-UBS Commercial Mortgage Trust 2005-C3 AM	4.7940	7/15/2040	104,757
250,000	LB-UBS Commercial Mortgage Trust 2006-C6 AM	5.4130	9/15/2039	273,326
2,311,147	LB-UBS Commercial Mortgage Trust 2006-C7 XCL (c,d)	0.3336	11/15/2038	40,831
1,925,956	LB-UBS Commercial Mortgage Trust 2006-C7 XW (c,d)	0.8483	11/15/2038	35,592
150,000	Merrill Lynch Mortgage Trust 2005-CIP1 AM (d)	5.1070	7/12/2038	159,074
100,000	Merrill Lynch Mortgage Trust 2006-C1 AM (d)	5.8719	5/12/2039	108,272
250,000	ML-CFC Commercial Mortgage Trust 2007-5 AM	5.4190	8/12/2048	262,856
985,758	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 XA (c,d)	2.0500	8/15/2045	97,355
225,114	Morgan Stanley Capital I Inc 2007-XLF9 J (c,d)	2.2810	12/15/2020	220,284
237,279	Morgan Stanley Capital I Inc. 2006-XLF J (c,d)	0.6110	7/15/2019	231,367
25,000	Morgan Stanley Capital I Trust 2005-HQ7 AM (d)	5.3778	11/14/2042	26,567
250,000	Morgan Stanley Capital I Trust 2007-IQ13 AM	5.4060	3/15/2044	267,705
965,335	Morgan Stanley Capital I Trust 2011-C1 XA (c,d)	1.1120	9/15/2047	25,494
255,000	RBS Greenwich Capital Mortgage Loan Trust 2010-MB1 C (c,d)	4.8404	4/15/2024	264,853
77,554	SMA Issuer I LLC 2012-LV1 A (c)	3.5000	8/20/2025	77,679
1,967,796	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA (c,d)	2.3446	8/10/2049	250,565
300,000	Wachovia Bank Commercial Mortgage Trust Series 2006-C28 AJ (d)	5.6320	10/15/2048	268,784
250,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 AJ (d)	5.4130	12/15/2043	238,499
300,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 AMFL (c,d)	0.3802	12/15/2043	275,357
250,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C33 AM (d)	6.1227	2/15/2051	274,178
986,843	WFRBS Commercial Mortgage Trust 2012-C8 XA (c,d)	2.3996	8/15/2045	119,819
1,476,669	WF-RBS Commercial Mortgage Trust 2012-C9 XA (c,d)	2.4239	11/15/2045	189,759
				15,198,662
	COMMERCIAL SERVICES - 0.3%
375,000	ADT Corp.	3.5000	7/15/2022	317,026
105,000	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.5000	4/1/2023	97,125
90,000	RR Donnelley & Sons Co.	7.8750	3/15/2021	96,525
95,000	Safway Group Holding LLC / Safway Finance Corp. (c)	7.0000	5/15/2018	96,425
100,000	Service Corp. International/US (c)	5.3750	1/15/2022	95,375
90,000	United Rentals North America Inc.	7.6250	4/15/2022	97,875
				800,351
	COMPUTERS - 0.0%
100,000	Hewlett-Packard Co.	3.3000	12/9/2016	104,039

	COSMETICS/PERSONAL CARE - 0.1%
100,000	Procter & Gamble Co.	3.1500	9/1/2015	104,888
105,000	Revlon Consumer Products Corp. (c)	5.7500	2/15/2021	101,063
				205,951

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2013

Principal Amount ($)		Yield	Maturity	Value
	DISTRIBUTION/WHOLESALE - 0.1%
300,000	Arrow Electronics, Inc.	3.3750%	11/1/2015	$ 310,371
95,000	HD Supply Inc. (c)	7.5000	7/15/2020	98,444
				408,815
	DIVERSIFIED FINANCIAL SERVICES - 1.3%
100,000	American Express Credit Corp.	1.7500	6/12/2015	101,822
625,000	American Express Credit Corp.	2.1250	7/27/2018	627,429
100,000	Caterpillar Financial Services Corp.	1.3500	9/6/2016	100,649
200,000	Corp Financiera de Desarrollo SA	4.7500	2/8/2022	193,500
100,000	General Electric Capital Corp.	1.6250	7/2/2015	101,473
590,000	General Electric Capital Corp.	2.9000	1/9/2017	617,584
100,000	John Deere Capital Corp.	1.4000	3/15/2017	99,566
100,000	National Rural Utilities Cooperative Finance Corp.	3.8750	9/16/2015	106,138
548,000	National Rural Utilities Cooperative Finance Corp.	10.3750	11/1/2018	752,900
95,000	Nuveen Investments Inc. (c)	9.5000	10/15/2020	92,863
134,481	Peru Enhanced Pass-Through Finance Ltd. (f)	1.7500	5/31/2018	123,370
200,000	PTTEP Australia International Finance Pty Ltd.	4.1520	7/19/2015	207,800
600,000	Tanner Servicios Financieros SA (c)	4.3750	3/13/2018	567,136
100,000	Toyota Motor Credit Corp.	1.7500	5/22/2017	101,102
				3,793,332
	ELECTRIC - 0.8%
200,000	AES Andres Dominicana Ltd. / Itabo Dominicana Ltd. (c)	9.5000	11/12/2020	211,000
200,000	AES Andres Dominicana Ltd. / Itabo Dominicana Ltd.	9.5000	11/12/2020	212,000
100,000	Duke Energy Corp.	2.1500	11/15/2016	102,854
300,000	Duke Energy Corp.	3.5500	9/15/2021	300,673
200,000	EGE Haina Finance Co.	9.5000	4/26/2017	206,334
200,000	Empresas Publicas de Medellin ESP	7.6250	7/29/2019	230,500
200,000	Instituto Costarricense de Electricidad (c)	6.9500	11/10/2021	205,500
400,000	MidAmerican Energy Holdings Co.	6.5000	9/15/2037	472,464
100,000	Southern Co.	1.9500	9/1/2016	101,926
428,000	Southern Power Co.	4.8750	7/15/2015	457,830
				2,501,081
	ENGINEERING & CONSTRUCTION - 0.1%
200,000	Andrade Gutierrez International SA	4.0000	4/30/2018	188,000
300,000	OAS Financial Ltd. (c,d)	8.8750	Perpetual	273,000
				461,000
	ENTERTAINMENT - 0.0%
70,000	Cinemark USA Inc.	7.3750	6/15/2021	75,600

	ENVIRONMENTAL CONTROL - 0.2%
100,000	Waste Management, Inc.	2.6000	9/1/2016	103,342
400,000	Waste Management, Inc.	6.1250	11/30/2039	457,438
				560,780
	FOOD - 1.8%
500,000	Cencosud SA (c)	4.8750	1/20/2023	473,366
200,000	Cencosud SA	4.8750	1/20/2023	189,346
425,000	ConAgra Foods, Inc.	3.2000	1/25/2023	397,595
100,000	Corp Pesquera Inca SAC (c)	9.0000	2/10/2017	100,000
250,000	Corp Pesquera Inca SAC	9.0000	2/10/2017	250,000
200,000	Cosan Luxembourg SA (c)	5.0000	3/14/2023	180,000
400,000	ESAL GmbH (c)	6.2500	2/5/2023	353,000
400,000	ESAL GMBH	6.2500	2/5/2023	355,000
100,000	General Mills, Inc.	5.7000	2/15/2017	113,491
100,000	Hawk Acquisition Sub, Inc. (c)	4.2500	10/15/2020	95,375
100,000	Kellogg Co.	1.7500	5/17/2017	100,386
230,000	Kellogg Co.	7.4500	4/1/2031	293,879
475,000	Kroger Co.	3.4000	4/15/2022	462,366
68,000	Kroger Co.	4.9500	1/15/2015	71,573
250,000	Minerva Luxembourg SA (c)	7.7500	1/31/2023	235,625

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2013

Principal Amount ($)		Yield	Maturity	Value
	FOOD - 1.8% (Continued)
200,000	Minerva Luxembourg SA	7.7500%	1/31/2023	$ 188,500
270,000	Mondelez International, Inc.	5.3750	2/10/2020	304,876
100,000	Mondelez International, Inc.	6.5000	8/11/2017	116,293
200,000	Pesquera Exalmar S.A.A. (c)	7.3750	1/31/2020	184,000
200,000	Pesquera Exalmar S.A.A.	7.3750	1/31/2020	184,000
95,000	Post Holdings, Inc. (c)	7.3750	2/15/2022	99,869
150,000	Sigma Alimentos SA de CV	5.6250	4/14/2018	160,875
100,000	Sun Merger Sub, Inc. (c)	5.8750	8/1/2021	101,375
275,000	Tyson Foods, Inc.	4.5000	6/15/2022	285,428
100,000	US Foods, Inc.	8.5000	6/30/2019	105,375
				5,401,593
	FOREIGN GOVERNMENT - 0.2%
200,000	Banco Nacional de Desenvolvimento Economico e Social	6.3690	6/16/2018	216,500
450,000	Mexico Government International Bond	4.0000	10/2/2023	447,188
				663,688
	FOREST PRODUCTS & PAPER - 0.2%
200,000	Inversiones CMPC SA (c)	4.3750	5/15/2023	185,945
150,000	Inversiones CMPC SA (c)	4.5000	4/25/2022	139,695
150,000	Inversiones CMPC SA	4.5000	4/25/2022	139,694
200,000	Inversiones CMPC SA/Cayman Islands Branch	4.7500	1/19/2018	209,800
				675,134
	HEALTHCARE-PRODUCTS - 0.3%
115,000	Alere, Inc. (c)	6.5000	6/15/2020	113,994
150,000	Baxter International, Inc.	3.2000	6/15/2023	146,354
300,000	Becton Dickinson and Co.	3.1250	11/8/2021	297,401
90,000	Becton Dickinson and Co.	3.2500	11/12/2020	91,503
420,000	Covidien International Finance SA	2.9500	6/15/2023	396,235
				1,045,487
	HEALTHCARE-SERVICES - 0.3%
95,000	DaVita HealthCare Partners, Inc.	5.7500	8/15/2022	93,931
95,000	IASIS Healthcare LLC / IASIS Capital Corp.	8.3750	5/15/2019	98,562
100,000	Select Medical Corp. (c)	6.3750	6/1/2021	94,750
200,000	WellPoint, Inc.	2.3000	7/15/2018	200,092
242,000	WellPoint, Inc.	2.3750	2/15/2017	246,208
110,000	WellPoint, Inc.	5.2500	1/15/2016	120,097
				853,640
	HOLDING COMPANIES-DIVERSIFIED - 0.5%
700,000	Grupo KUO SAB De CV	6.2500	12/4/2022	672,000
200,000	Hutchison Whampoa International Ltd.	4.6250	9/11/2015	212,791
600,000	Noble Group Ltd.	6.7500	1/29/2020	618,000
200,000	SMU SA (c)	7.7500	2/8/2020	133,000
				1,635,791
	HOME BUILDERS - 0.1%
95,000	Toll Brothers Finance Corp.	5.8750	2/15/2022	97,138
100,000	WCI Communities, Inc. (c)	6.8750	8/15/2021	96,000
				193,138
	HOME EQUITY ABS - 1.3%
382,810	ACE Securities Corp. Home Equity Loan Trust Series 2006-NC1 A2C (d)	0.3789	12/25/2035	378,269
1,348,876	Bayview Financial Acquisition Trust 2007-A 1A5 (g)	6.1010	5/28/2037	1,354,458
430,098	GSAA Home Equity Trust 2007-10 A1A	6.0000	11/25/2037	359,921
574,664	GSAA Trust 2005-7 AF2 (d)	4.4760	5/25/2035	564,724
838,689	Morgan Stanley ABS Capital I Inc. Trust 2005-WMC3 M3 (d)	0.8839	3/25/2035	833,983
368,578	RASC Series 2005-KS4 M1 Trust (d)	0.5889	5/25/2035	362,354
				3,853,709
	HOUSEHOLD PRODUCTS/WARES - 0.1%
100,000	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC	9.8750	8/15/2019	108,500
91,000	Spectrum Brands Escrow Corp. (c)	6.6250	11/15/2022	94,412
				202,912

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2013

Principal Amount ($)		Yield	Maturity	Value
	INSURANCE - 0.5%
100,000	Berkshire Hathaway, Inc.	2.2000%	8/15/2016	$ 103,688
395,000	Liberty Mutual Group, Inc. (c)	6.5000	5/1/2042	426,260
475,000	MetLife, Inc.	4.1250	8/13/2042	417,634
100,000	MetLife, Inc.	5.7000	6/15/2035	110,723
150,000	MetLife, Inc.	5.8750	2/6/2041	170,364
75,000	MetLife, Inc.	6.3750	6/15/2034	90,251
100,000	Metropolitan Life Global Funding I (c)	2.5000	9/29/2015	103,124
				1,422,044
	INTERNET - 0.1%
100,000	eBay, Inc.	0.7000	7/15/2015	100,311
90,000	Equinix, Inc.	7.0000	7/15/2021	95,850
				196,161
	INVESTMENT COMPANIES - 0.2%
300,000	Grupo Aval Ltd. (c)	4.7500	9/26/2022	269,250
200,000	Grupo Aval Ltd.	5.2500	2/1/2017	207,000
				476,250
	IRON/STEEL - 0.2%
150,000	Glencore Funding LLC (c)	2.5000	1/15/2019	140,606
400,000	Samarco Mineracao SA	4.1250	11/1/2022	348,000
				488,606
	LEISURE TIME - 0.0%
30,000	NCL Corp. Ltd. (c)	5.0000	2/15/2018	29,925

	LODGING - 0.2%
100,000	Marriott International Inc./DE	6.2000	6/15/2016	112,179
95,000	MGM Resorts International	6.6250	12/15/2021	98,325
100,000	Prime Holdings Labuan Ltd.	5.3750	9/22/2014	103,997
280,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.7500	8/15/2020	314,300
				628,801
	MACHINERY-CONSTRUCTION & MINING - 0.1%
300,000	Ferreycorp SAA (c)	4.8750	4/26/2020	276,000
95,000	Terex Corp.	6.0000	5/15/2021	96,069
				372,069
	MACHINERY-DIVERSIFIED - 0.0%
85,000	Manitowoc Co., Inc.	8.5000	11/1/2020	94,563

	MEDIA - 0.4%
105,000	CCO Holdings LLC / CCO Holdings Capital Corp.	5.2500	9/30/2022	97,125
100,000	Comcast Corp.	6.5000	1/15/2015	107,470
100,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	2.4000	3/15/2017	100,463
305,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	5.0000	3/1/2021	312,244
100,000	Gannett Co., Inc. (c)	5.1250	7/15/2020	98,125
200,000	Globo Comunicacao e Participacoes SA (c,f)	5.3070	5/11/2022	200,000
200,000	Grupo Televisa SAB	6.0000	5/15/2018	226,034
105,000	Sirius XM Radio, Inc. (c)	4.2500	5/15/2020	98,175
				1,239,636
	MINING - 1.0%
500,000	Cia Minera Milpo SAA (c)	4.6250	3/28/2023	450,000
200,000	Freeport-McMoRan Copper & Gold, Inc.	2.1500	3/1/2017	198,762
600,000	Freeport-McMoRan Copper & Gold, Inc.	3.5500	3/1/2022	551,819
600,000	Polyus Gold International Ltd. (c)	5.6250	4/29/2020	589,500
500,000	Southern Copper Corp.	5.2500	11/8/2042	403,244
600,000	Vedanta Resources PLC (c)	7.1250	5/31/2023	558,000
200,000	Vedanta Resources PLC	8.2500	6/7/2021	202,000
				2,953,325
	MISCELLANEOUS MANUFACTURING - 0.1%
230,000	Illinois Tool Works, Inc.	3.3750	9/15/2021	233,876
53,000	Illinois Tool Works, Inc.	6.2500	4/1/2019	63,537
				297,413

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2013

Principal Amount ($)		Yield	Maturity	Value
	MULTI-NATIONAL - 0.2%
675,000	Corp Andina de Fomento	3.7500%	1/15/2016	$ 705,158

	MUNICIPAL - 0.6%
680,000	City of New York NY	5.0000	4/1/2027	740,853
760,000	New York State Dormitory Authority	5.5000	3/15/2027	923,765
				1,664,618
	OFFICE/BUSINESS EQUIPMENT - 0.1%
393,000	Xerox Corp.	4.2500	2/15/2015	409,771

	OIL & GAS - 3.2%
250,000	BP Capital Markets PLC	2.5000	11/6/2022	226,158
100,000	BP Capital Markets PLC	3.1250	10/1/2015	104,588
75,000	BP Capital Markets PLC	4.7500	3/10/2019	83,231
200,000	CNPC General Capital Ltd.	1.4500	4/16/2016	199,337
100,000	ConocoPhillips	4.6000	1/15/2015	105,073
250,000	ConocoPhillips	6.5000	2/1/2039	314,385
100,000	Devon Energy Corp.	1.8750	5/15/2017	100,223
470,000	Devon Energy Corp.	4.0000	7/15/2021	480,209
125,000	Devon Energy Corp.	6.3000	1/15/2019	145,943
142,260	Dolphin Energy Ltd.	5.8880	6/15/2019	155,604
200,000	Ecopetrol SA	4.2500	9/18/2018	207,007
900,000	Gazprom OAO Via Gaz Capital SA	4.9500	2/6/2028	796,500
200,000	Gazprom OAO Via Gaz Capital SA	5.0920	11/29/2015	212,400
200,000	Lukoil International Finance BV	3.4160	4/24/2018	198,750
800,000	Lukoil International Finance BV	4.5630	4/24/2023	744,200
300,000	Marathon Petroleum Corp.	5.1250	3/1/2021	323,902
100,000	Newfield Exploration Co.	5.7500	1/30/2022	99,750
200,000	Novatek OAO via Novatek Finance Ltd.	5.3260	2/3/2016	211,720
100,000	Oasis Petroleum, Inc. (c)	6.8750	3/15/2022	105,500
250,000	Pacific Rubiales Energy Corp. (c)	5.1250	3/28/2023	224,062
100,000	Pacific Rubiales Energy Corp. (c)	7.2500	12/12/2021	105,000
600,000	Pacific Rubiales Energy Corp.	7.2500	12/12/2021	630,000
581,000	Pemex Project Funding Master Trust	6.6250	6/15/2035	613,612
200,000	Petrobras Global Finance BV (d)	1.8841	5/20/2016	199,000
200,000	Petrobras Global Finance BV	4.3750	5/20/2023	182,957
100,000	Phillips 66	1.9500	3/5/2015	101,516
300,000	Phillips 66	5.8750	5/1/2042	315,122
100,000	QEP Resources Inc.	5.3750	10/1/2022	95,500
145,425	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.8320	9/30/2016	154,150
200,000	Rosneft Oil Co. via Rosneft International Finance Ltd.	3.1490	3/6/2017	200,000
450,000	Rosneft Oil Co. via Rosneft International Finance Ltd.	4.1990	3/6/2022	416,250
80,000	SM Energy Co. (c)	5.0000	1/15/2024	73,600
265,000	Transocean Inc.	6.0000	3/15/2018	298,593
800,000	Tupras Turkiye Petrol Rafinerileri AS	4.1250	5/2/2018	747,000
100,000	Valero Energy Corp.	4.5000	2/1/2015	104,747
245,000	Valero Energy Corp.	6.1250	2/1/2020	281,698
				9,557,287
	OIL & GAS SERVICES - 0.1%
270,000	Halliburton Co.	6.1500	9/15/2019	323,513

	OTHER ABS - 2.6%
450,848	Apidos CDO III Ltd. 2006-3A A1 (c,d)	0.5159	6/12/2020	447,250
250,000	Avalon IV Capital Ltd. 2012-1S D (c,d)	5.2676	4/17/2023	250,525
500,000	Babson CLO Inc. 2005-2S S2 (c,d)	0.6662	7/20/2019	487,270
466,636	Babson CLO Inc. 2007-I (d)	0.4812	1/18/2021	457,194
500,000	BlueMountain CLO Ltd. 2005-1A A2 (c,d)	0.6342	11/15/2017	493,000
2,000,000	Citigroup Mortgage Loan Trust 2007-WFH2 A3 (d)	0.3589	3/25/2037	1,836,600
2,167	Crest Ltd. 2003-2A A1 (c,d)	0.7636	12/28/2018	2,167
391,685	ColumbusNova CLO Ltd. 2007-IA A1 (c,d)	0.5132	5/16/2019	386,098

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2013

Principal Amount ($)		Yield	Maturity	Value
	OTHER ABS - 2.6% (Continued)
402,833	Gannett Peak CLO Ltd. 2006-1(c,d)	0.5138%	10/27/2020	$ 399,031
250,000	GLG Ore Hill CLO 2013-1A A Ltd. (c,d)	1.3933	7/15/2025	245,225
250,000	ING IM CLO 2012-1A C Ltd. (c,d)	5.2544	3/14/2022	250,269
253,591	LightPoint CLO III Ltd. 2005-3A A1A (c,d)	0.5144	9/15/2017	251,055
522,828	Morgan Stanley Capital I Inc. Trust 2006-NC2 A2C (d)	0.3589	2/25/2036	515,484
250,000	NewMark Capital Funding 2013-1 CLO Ltd. 2013-1A A2(c,d)	1.4861	6/2/2025	245,500
250,000	Ocean Trails CLO IV 2013-4A A (c,d)	1.6714	8/13/2025	248,500
236,373	Pacifica CDO II, Inc. 2A B1 (c,d)	2.0686	7/10/2015	236,955
1,133,875	RAMP Series 2006-RS4 A3 Trust (d)	0.3489	7/25/2036	1,049,765
144,162	Vitesse CLO Ltd. 2006 1A A1L (c,d)	0.5132	8/17/2020	142,163
				7,944,051
	PACKAGING & CONTAINERS - 0.0%
90,000	Sealed Air Corp. (c)	6.5000	12/1/2020	94,275

	PHARMACEUTICALS - 0.5%
500,000	CFR International SpA	5.1250	12/6/2022	461,422
100,000	Express Scripts Holding Co.	2.1000	2/12/2015	101,596
100,000	Mylan, Inc. (c)	1.8000	6/24/2016	100,414
265,000	Novartis Capital Corp.	4.4000	4/24/2020	290,951
325,000	Teva Pharmaceutical Finance Co. BV	2.9500	12/18/2022	301,122
90,000	Valeant Pharmaceuticals International (c)	7.5000	7/15/2021	96,975
				1,352,480
	PIPELINES - 0.7%
110,000	Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp. (c)	4.7500	11/15/2021	99,412
275,000	Kinder Morgan Energy Partners LP	2.6500	2/1/2019	273,107
100,000	Kinder Morgan Energy Partners LP	6.0000	2/1/2017	113,332
290,000	Kinder Morgan Energy Partners LP	6.9500	1/15/2038	326,889
100,000	ONEOK Partners LP	3.2500	2/1/2016	104,095
286,000	ONEOK Partners LP	6.1250	2/1/2041	289,130
100,000	Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp.	8.2500	4/15/2018	103,750
100,000	Regency Energy Partners LP / Regency Energy Finance Corp.	5.5000	4/15/2023	96,000
110,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. (c)	4.2500	11/15/2023	99,550
600,000	Transportadora de Gas Internacional SA ESP	5.7000	3/20/2022	601,500
				2,106,765
	REITS - 0.3%
50,000	Boston Properties LP	3.1250	9/1/2023	45,803
245,000	Boston Properties LP	4.1250	5/15/2021	252,058
30,000	MPT Operating Partnership LP / MPT Finance Corp.	6.3750	2/15/2022	30,375
100,000	Simon Property Group LP	4.1250	12/1/2021	104,025
200,000	Simon Property Group LP	4.3750	3/1/2021	212,732
100,000	Simon Property Group LP	5.2500	12/1/2016	111,582
				756,575
	RETAIL - 0.6%
105,000	Claire's Stores, Inc. (c)	7.7500	6/1/2020	102,637
330,000	Macy's Retail Holdings, Inc.	2.8750	2/15/2023	296,721
500,000	SACI Falabella (c)	3.7500	4/30/2023	443,750
100,000	Sally Holdings LLC / Sally Capital, Inc.	5.7500	6/1/2022	100,250
100,000	Wal-Mart Stores, Inc.	0.6000	4/11/2016	99,591
600,000	Wal-Mart Stores, Inc.	3.2500	10/25/2020	618,457
				1,661,406
	SOFTWARE - 0.4%
95,000	Activision Blizzard, Inc. (c)	5.6250	9/15/2021	95,119
50,000	BMC Software Finance, Inc. (c)	8.1250	7/15/2021	51,875
340,000	Microsoft Corp.	2.1250	11/15/2022	309,336
200,000	Oracle Corp.	1.2000	10/15/2017	196,428
435,000	Oracle Corp.	2.3750	1/15/2019	437,048
				1,089,806

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2013

Principal Amount ($)		Yield	Maturity	Value
	TELECOMMUNICATIONS - 1.2%
100,000	AT&T, Inc.	2.5000%	8/15/2015	$ 103,002
400,000	AT&T, Inc.	5.3500	9/1/2040	388,220
550,000	British Telecommunications PLC	5.9500	1/15/2018	630,355
100,000	Cellco Partnership / Verizon Wireless Capital LLC	5.5500	2/1/2014	101,560
40,000	Deutsche Telekom International Finance BV	8.7500	6/15/2030	55,428
90,000	Intelsat Luxembourg SA (c)	7.7500	6/1/2021	93,150
200,000	Koninklijke KPN NV	8.3750	10/1/2030	255,902
420,000	Motorola Solutions Inc.	6.0000	11/15/2017	479,103
400,000	Orange SA	2.7500	9/14/2016	412,677
200,000	PCCW-HKT Capital No 4 Ltd.	4.2500	2/24/2016	210,754
200,000	Qtel International Finance Ltd.	3.3750	10/14/2016	208,000
100,000	SBA Communications Corp.	5.6250	10/1/2019	98,250
305,000	Verizon Communications Inc.	2.5000	9/15/2016	314,359
200,000	VimpelCom Holdings BV (c)	5.9500	2/13/2023	189,132
				3,539,892
	TOYS/GAMES/HOBBIES - 0.1%
310,000	Mattel Inc.	2.5000	11/1/2016	320,009

	TRANSPORTATION - 0.1%
360,000	Burlington Northern Santa Fe LLC	3.0000	3/15/2023	338,754

	U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.6%
500,000	Fannie Mae FNCL TBA (e)	4.5000	10/15/2028	536,250
250,399	Fannie Mae Pool 985190 (e)	6.0000	8/1/2038	273,264
173,475	Fannie Mae Pool AB3850 (e)	4.0000	11/1/2041	180,096
1,769,858	Fannie Mae Pool AB5459 (e)	4.0000	6/1/2042	1,839,742
7,457,576	Fannie Mae Pool AB9037 (e)	3.0000	4/1/2038	7,291,874
200,691	Fannie Mae Pool AD0500 (e)	5.5000	9/1/2036	219,249
249,948	Fannie Mae Pool AI6658 (e)	4.0000	8/1/2041	259,468
471,876	Fannie Mae Pool AJ4118 (e)	4.0000	11/1/2041	489,771
429,938	Fannie Mae Pool AL1793 (e)	6.0000	1/1/2041	469,198
48,306	Fannie Mae Pool MA0871 (e)	4.0000	10/1/2041	50,149
5,064,516	Fannie Mae Pool MA0919 (e)	3.5000	12/1/2031	5,149,510
639,636	Fannie Mae Pool MA0949 (e)	3.5000	1/1/2032	650,370
223,933	Fannie Mae Pool MA1050 (e)	4.5000	3/1/2042	235,998
3,810,897	Fannie Mae Pool MA1117 (e)	3.5000	7/1/2042	3,839,700
1,768,422	Fannie Mae Pool MA1209 (e)	3.5000	10/1/2042	1,781,785
3,934,715	Fannie Mae Pool MA1459 (e)	3.0000	6/1/2033	3,874,172
487,486	Fannie Mae Pool MA3894 (e)	4.0000	9/1/2031	516,093
416,496	Freddie Mac Gold Pool G06954 (e)	6.0000	5/1/2040	453,276
463,494	Freddie Mac Gold Pool N70081 (e)	5.5000	7/1/2038	501,706
				28,611,671
	U.S. GOVERNMENT OBLIGATIONS - 8.4%
2,180,000	United States Treasury Bond	3.7500	8/15/2041	2,216,105
890,000	United States Treasury Bond	4.2500	5/15/2039	988,456
4,500,000	United States Treasury Note	0.2500	3/31/2014	4,504,221
4,240,000	United States Treasury Note	1.6250	8/15/2022	3,949,823
3,540,000	United States Treasury Note	1.8750	6/30/2020	3,523,684
3,260,000	United States Treasury Note	1.5000	8/31/2018	3,281,650
2,850,000	United States Treasury Note	0.2500	5/31/2014	2,853,118
1,400,000	United States Treasury Note	1.0000	8/31/2019	1,343,452
800,000	United States Treasury Note	0.3750	6/30/2015	801,344
800,000	United States Treasury Note	0.2500	2/15/2015	800,594
500,000	United States Treasury Note	1.2500	10/31/2015	509,258
490,000	United States Treasury Note	0.8750	12/31/2016	491,685
				25,263,390
	TOTAL BONDS & NOTES (Cost - $202,351,655)			199,619,016

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2013

Principal Amount ($)		Yield	Maturity	Value
SHORT-TERM INVESTMENTS - 10.8%
U.S. GOVERNMENT OBLIGATIONS - 10.8%
32,354,800	United States Treasury Bill (a,f,h)	0.0400	10/17/2013	32,352,838
TOTAL SHORT-TERM INVESTMENTS (Cost - 32,352,838)

	TOTAL INVESTMENTS - 86.5% (Cost - $261,452,824) (i)			$ 259,009,866
	OTHER ASSETS LESS LIABILITIES - 13.5%			40,333,232
	NET ASSETS - 100.0%			$ 299,343,098

ABS - Asset Backed Security
REIT - Real Estate Investment Trust
REMICS - Real Estate Mortgage Investment Conduits
TBA - To Be Announced.
*	Non-Income bearing.
(a)	All or a portion of this investment is a holding of the AFES Fund Limited.
(b)	The value of these securities have been determined in good faith under the policies of the Board of Trustees at September 30, 2013.
(c)

Securities exempt from registration under Rule 144A of Securities Act of 1933.  These securities may be resold in transactions exempt from registration  to qualified institutional buyers. At September 30, 2013, these securities amounted to $31,299,242 or 10.5% of net assets. In addition, these securities are determined to be illiquid by the Board of Trustees.

(d)	Variable rate security; the rate shown represents the rate at September 30, 2013.
(e)

Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal Home Loan Mortgage Corp. and Federal National Mortgage Association currently operate under a federal conservatorship.

(f)	Zero coupon security. Payment received at maturity. Rate shown represents effective rate at date of purchase.
(g)	Step-Up Bond; the interest rate shown is the rate in effect as of September 30, 2013.
(h)	All or part of the security was held as collateral for swaps held as of September 30, 2013.
(i)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $274,834,008 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized Appreciation:		$ 2,778,564
		Unrealized Depreciation:		(13,769,409)
		Net Unrealized Depreciation:		$ (10,990,845)

OPEN SWAPS CONTRACTS
	Notional	Interest Rate	Terminiation Date		Unrealized Depreciation
Reference Entity	Amount			Counterparty
Barclays Bank PLC SWAP	$ 26,929,166	Libor + 1.75%	11/9/2016	Barclays Capital, Inc.	$ (1,240,117)

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2013

ASSETS
Investment securities:
At cost	$ 261,452,824
At value	$ 259,009,866
Cash	39,242,473
Segregated cash at broker	4,271,570
Receivable for securities sold	4,875,879
Receivable for Fund shares sold	1,428,440
Interest receivable	1,371,874
Prepaid expenses and other assets	68,605
TOTAL ASSETS	310,268,707

LIABILITIES
Payable for Fund shares repurchased	469,824
Payable for investments purchased	8,678,172
Unrealized depreciation on swap contracts	1,240,117
Investment advisory fees payable	384,617
Distribution (12b-1) fees payable	34,095
Fees payable to other affiliates	26,623
Accrued expenses and other liabilities	92,161
TOTAL LIABILITIES	10,925,609
NET ASSETS	$ 299,343,098

Composition of Net Assets:
Paid in capital	$ 305,893,552
Accumulated net investment loss	1,049,594
Accumulated net realized loss from investments	(3,916,973)
Net unrealized depreciation of investments and foreign currency	(3,683,075)
NET ASSETS	$ 299,343,098

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 73,685,889
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	7,962,358
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (a)(b)	$ 9.25
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (c)	$ 9.82

Class C Shares (d):
Net Assets	$ 6,932,394
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	754,830
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.18

Class I Shares:
Net Assets	$ 162,007,951
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	17,471,724
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.27

Class N Shares:
Net Assets	$ 56,716,864
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	6,133,108
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.25

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(b) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) On investments of $25,000 or more, the offering price is reduced.
(d)	A deferred sales charge of up to 1.00% will be applied to shares redeemed within 12 months of purchase.

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2013

INVESTMENT INCOME
Interest (net of foreign withholding tax of $7,964)	$ 6,778,694

EXPENSES
Advisor fees	5,115,132
Management fees	417,901
Distribution (12b-1) fees:
Class A	190,196
Class C	56,556
Class N	190,286
Administrative services fees	262,133
Non 12b-1 shareholder servicing fees	156,278
Transfer agent fees	128,472
Registration fees	83,941
Professional fees	65,023
Printing and postage expenses	56,921
Accounting services fees	54,919
Custodian fees	27,660
Insurance expense	14,732
Compliance officer fees	13,990
Trustees fees and expenses	10,792
Interest expenses	4,682
Other expenses	102,987
TOTAL EXPENSES	6,952,601
Less: Fees waived by the Advisor	(197,198)
NET EXPENSES	6,755,403

NET INVESTMENT GAIN	23,291

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Foreign currency transactions	10,420
Forward foreign currency exchange contracts	24,551
Futures contracts	(7,956,085)
Investments	(4,557,548)
Options contracts purchased	3,766
Options contracts written	7,032
Swaps	1,871,251
Net Realized Loss	(10,596,613)

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	(56,422)
Forward foreign currency exchange contracts	68,877
Futures contracts	(1,223,328)
Investments	(6,643,967)
Options contracts purchased	(4,245)
Options contracts written	10,570
Swaps	(1,240,117)
Net Change in Appreciation (Depreciation)	(9,088,632)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(19,685,245)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (19,661,954)

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	September 30, 2013	September 30, 2012 (a)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$ 23,291	$ (1,116,555)
Net realized loss on investments	(10,596,613)	(8,143,602)
Net change in unrealized appreciation (depreciation) on investments	(9,088,632)	5,405,557
Net decrease in net assets resulting from operations	(19,661,954)	(3,854,600)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(179,393)	(105,806)
Class C	(615)	(128)
Class I	(517,540)	(284,442)
Class N	(174,540)	(92,340)
From net realized gains
Class A	(134,326)	-
Class C	(7,612)	-
Class I	(213,038)	-
Class N	(168,408)	-
Total distributions to shareholders	(1,395,472)	(482,716)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	62,038,995	77,348,438
Class C	6,306,420	2,796,986
Class I	125,324,931	130,389,368
Class N	20,999,568	101,328,160
Net asset value of shares issued in reinvestment of distributions:
Class A	253,710	83,965
Class C	7,738	127
Class I	651,523	184,941
Class N	280,555	89,140
Redemption fee proceeds:
Class A	8,581	6,462
Class C	391	152
Class I	13,687	8,991
Class N	8,928	7,301
Payments for shares redeemed:
Class A	(47,435,558)	(11,726,865)
Class C	(1,369,654)	(136,513)
Class I	(48,506,915)	(34,662,980)
Class N	(49,419,300)	(10,143,433)
Net increase from shares of beneficial interest transactions	69,163,600	255,574,240

NET INCREASE IN NET ASSETS	48,106,174	251,236,924

NET ASSETS
Beginning of Period	251,236,924	-
End of Period *	$ 299,343,098	$ 251,236,924
*Includes accumulated net investment income (loss) of:	$ 1,049,594	$ (1,329,238)

(a)	The Altegris Futures Evolution Strategy Fund commenced operations on October 31, 2011 and Class C Shares commenced operations on February 16, 2012.

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Period Ended
	September 30, 2013	September 30, 2012 (a)
SHARE ACTIVITY
Class A:
Shares Sold	6,306,642	7,724,791
Shares Reinvested	26,545	8,434
Shares Redeemed	(4,927,705)	(1,176,349)
Net increase in shares of beneficial interest outstanding	1,405,482	6,556,876

Class C:
Shares Sold	631,134	281,345
Shares Reinvested	801	13
Shares Redeemed	(144,697)	(13,766)
Net increase in shares of beneficial interest outstanding	487,238	267,592

Class I:
Shares Sold	12,819,629	13,036,123
Shares Reinvested	68,348	18,605
Shares Redeemed	(5,050,932)	(3,420,049)
Net increase in shares of beneficial interest outstanding	7,837,045	9,634,679

Class N:
Shares Sold	2,147,528	10,048,172
Shares Reinvested	29,054	8,984
Shares Redeemed	(5,084,200)	(1,016,430)
Net increase (decrease) in shares of beneficial interest outstanding	(2,907,618)	9,040,726

(a)	The Altegris Futures Evolution Strategy Fund commenced operations on October 31, 2011 and Class C Shares commenced operations on February 16, 2012.

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class A		Class C
		Year Ended	Period Ended	Year Ended		Period Ended
		September 30, 2013	September 30, 2012 (1)	September 30, 2013		September 30, 2012 (2)
Net asset value, beginning of period		$ 9.85	$ 10.00	$ 9.83		$ 10.13

Income (loss) from investment operations:
Net investment loss (3)		(0.01)	(0.10)	(0.08)		(0.12)
Net realized and unrealized gain (loss) on investments		(0.55)	0.00	(0.55)		(0.18)
Total from investment operations		(0.56)	(0.10)	(0.63)		(0.30)

Less distributions from:
Net investment income		(0.02)	(0.05)	0.00	(4)	0.00	(4)
Net realized gains		(0.02)	-	(0.02)		-
Total distributions		(0.04)	(0.05)	(0.02)		-

Redemption fees collected (4)		0.00	0.00	0.00		0.00

Net asset value, end of period		$ 9.25	$ 9.85	$ 9.18		$ 9.83

Total return (5,6,7)		(5.68)%	(1.04)%	(6.42)%		(2.93)%

Net assets, at end of period (000s)		$ 73,686	$ 64,613	$ 6,932		$ 2,630

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets (8,9,10)		2.45%	3.88%	3.20%		4.63%
	Ratio of net expenses to average net assets (9,11)	2.38%	3.72%	3.13%		4.47%
Ratio of net investment loss to average net assets (9,12)		(0.08)%	(1.13)%	(0.83)%		(1.95)%

Portfolio Turnover Rate (6)		82%	99%	82%		99%

(1)	The Fund commenced operations on October 31, 2011.
(2)	Class C Shares commenced operations on February 16, 2012.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4)	Represents less than $0.01 per share.
(5)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(6)	Not annualized.
(7)

Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(9)	Annualized for periods less than one full year.
(10)	Ratio of gross expenses to average net assets
excluding the expenses and income of AFES Fund Limited (8,9)		2.29%	2.41%	3.04%		3.16%
(11)	Ratio of net expenses to average net assets
excluding the expenses and income of AFES Fund Limited (9)		2.23%	2.25%	2.98%		3.00%
(12)	Ratio of net investment loss to average net assets
excluding the expenses and income of AFES Fund Limited (9)		0.06%	0.36%	(0.69)%		(0.48)%

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class I		Class N
		Year Ended	Period Ended	Year Ended	Period Ended
		September 30, 2013	September 30, 2012 (1)	September 30, 2013	September 30, 2012 (1)
Net asset value, beginning of period		$ 9.86	$ 10.00	$ 9.84	$ 10.00

Income (loss) from investment operations:
Net investment loss (3)		0.02	(0.07)	(0.01)	(0.11)
Net realized and unrealized gain (loss) on investments		(0.55)	(0.01)	(0.54)	0.00
Total from investment operations		(0.53)	(0.08)	(0.55)	(0.11)

Less distributions from:
Net investment income		(0.04)	(0.06)	(0.02)	(0.05)
Net realized gains		(0.02)	-	(0.02)	-
Total distributions		(0.06)	(0.06)	(0.04)	(0.05)

Redemption fees collected (4)		0.00	0.00	0.00	0.00

Net asset value, end of period		$ 9.27	$ 9.86	$ 9.25	$ 9.84

Total return (5,6,7)		(5.44)%	(0.77)%	(5.58)%	(1.15)%

Net assets, at end of period (000s)		$ 162,008	$ 94,992	$ 56,717	$ 89,002

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets (8,9,10)		2.20%	3.63%	2.45%	3.88%
	Ratio of net expenses to average net assets (9,11)	2.13%	3.47%	2.38%	3.72%
Ratio of net investment loss to average net assets (9,12)		0.17%	(0.79)%	(0.08)%	(1.22)%

Portfolio Turnover Rate (6)		82%	99%	82%	99%

(1)	The Fund commenced operations on October 31, 2011.
(2)	Class C Shares commenced operations on February 16, 2012.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4)	Represents less than $0.01 per share.
(5)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(6)	Not annualized.
(7)

Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(9)	Annualized for periods less than one full year.
(10)	Ratio of gross expenses to average net assets
excluding the expenses and income of AFES Fund Limited (8,9)		2.04%	2.16%	2.29%	2.41%
(11)	Ratio of net expenses to average net assets
excluding the expenses and income of AFES Fund Limited (9)		1.98%	2.00%	2.23%	2.25%
(12)	Ratio of net investment loss to average net assets
excluding the expenses and income of AFES Fund Limited (9)		0.31%	0.68%	0.06%	0.25%

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2013

1.

ORGANIZATION AND CONSOLIDATION OF SUBSIDIARY

The Altegris Futures Evolution Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund commenced operations on October 31, 2011. The Fund’s investment objective is to seek long term capital appreciation.

On September 1, 2013, the partnership of Aquiline Capital Partners LLC and Genstar Capital, LLC, closed a transaction with Genworth Financial, Inc. (“Genworth”) the former parent company of Altegris, in the acquisition of the Genworth’s wealth management business, including Altegris. All customary closing conditions were met with approval at the shareholder meeting held on July 19, 2013, whereby the shareholders approved the new investment advisory agreement.  Results of the proxy are included in the renewal of the advisory agreement.

The Fund offers Class A, Class C, Class I and Class N shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C and N shares of the Fund are offered at their NAV without an initial sales charge. Class C shares are subject to a deferred sales charge of up to 1% to shares redeemed within 18 months of purchase. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. All classes are subject to a 1% redemption fee on redemptions made with 30 days of the original purchase.  Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include AFES Fund Limited (“AFES”), a wholly-owned and controlled subsidiary, in which the Fund may invest up to 25% of its total assets. AFES invests in the global derivatives markets through the use of unaffiliated trading companies of Futures Evolution Ltd. (“FEL”). The Fund consolidates the results of subsidiaries in which the fund holds a controlling economic interest (greater than 50%).  FEL is a closed-ended fund incorporated as an exempted company under the Companies Law of the Cayman Islands on September 8, 2011. FEL uses one or "managed futures" programs in one or more private investment vehicles or commodity pools (“unaffiliated trading companies”) advised by one or more commodity trading advisors (“CTAs”) either registered or exempt for registration with the U.S. Commodity Futures Trading Commission. Managed Futures programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments. AFES may redeem its shares in FEL on a biweekly basis.  The Fund held a controlling economic interest of FEL from October 1, 2012 to November 21, 2012.  All inter-company accounts and transactions have been eliminated in consolidation.

A summary of the Fund’s investment in AFES is as follows:

	Inception Date of AFES	AFES Net Assets at September 30, 2013	% of Fund Net Assets at September 30, 2013
AFES	10/31/2011	$ 64,226,117	21.5%

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the year ended. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Options and Futures shall be valued at the close price at 4 pm eastern time on the valuation date. Forward foreign exchange contract are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Altegris Advisors, L.L.C. (the “Advisor”) fair values AFES investments daily based on the CTA’s position information on a next-trading day basis. The Advisor applies current day pricing to the CTA positions calculating an estimated profit and loss which is then used to determine a daily fair value NAV for each CTA.  The Advisor receives a daily CTA estimated profit and loss figure from the CTA which is compared to the Advisors estimated profit and loss. If the difference of these estimates exceeds the Advisor’s threshold, additional procedures are conducted by the Advisor which may include, but are not limited to, reviewing current prices and speaking with the CTA.  The Advisor then makes a final determination on the fair value NAV for each CTA, using either the Advisor’s estimate or the CTA’s estimate. The Advisors fair value NAV is back reviewed daily and reviewed by the Fund’s fair valuation committee on a regular basis.   For financial reporting purposes, at September 30, 2013, the NAV is calculated using the current market values of the Fund’s total consolidated assets as of the close of the regular trading session of the exchange or the close price at 4pm eastern time.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Swap Agreements – The Fund is subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Fund may hold fixed-rate bonds, the value of which may decrease if interest rates rise and equities subject to equity price risk.   The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular, pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities.  The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

Structured Notes – Structured notes are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Fund’s valuation policies. This valuation is a function of the valuation of the referenced assets, adjusted for any accruals and financing charges. The change in note value, if any, is recorded as unrealized gain or loss. Payments received or made upon note redemption or maturity are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Purchasing such structured notes involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the issuer may default on its obligation to perform (possibly leading to a loss of principal) or disagree as to the meaning of contractual terms in the note documents, and that the return of the reference asset less the floating and/or fixed rate may be below expectations.

The amounts of derivative instruments disclosed on the Consolidated Portfolio of Investments at September 30, 2013 are a reflection of the volume of derivative activity for the Fund.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Unaffiliated Trading Companies	$ -	$ 11,269,969	$ -	$ 11,269,969
Structured Note	-	15,768,043	-	15,768,043
Bonds and Notes	-	199,619,016	-	199,619,016
Short-Term Investments	-	32,352,838	-	32,352,838
Total Assets	$ -	$ 259,009,866	$ -	$ 259,009,866
Liabilities
Derivatives
Swaps	$ -	$ (1,240,117)	$ -	$ (1,240,117)
Total Investments	$ -	$ 257,769,749	$ -	$ 257,769,749

* Refer to the Consolidated Portfolio of Investments for security classification.

The Fund did not hold any Level 3 securities during the year ended.

There were no transfers into or out of Level 1 and Level 2 during the current year presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting year.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid monthly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax years 2010 and 2011 or expected to be taken in the Fund’s 2010 and 2010 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, AFES is an exempted Cayman investment company. AFES has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, AFES is a CFC and as such is not subject to U.S. income tax.

Expenses – Expenses of the Trust that are directly identifiable to the Fund are charged to the Fund.  Expenses, which are not readily identifiable to the Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended September 30, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, Options, Futures and Foreign Exchange Contracts amounted to $78,928,524  and $57,702,353, respectively. For the year ended September 30, 2013, cost of purchases and proceeds from sales of U.S. Government securities, other than short-term investments, amounted to $135,101,246 and $125,365,368, respectively.

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Market Risk:  the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the schedule of investments.

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

Counterparty Risk: The Fund invests in derivative instruments issued for the Fund by Barclays Bank PLC (“Barclays”), a Barclays Product (“Product”). If Barclays becomes insolvent, Barclays may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Barclays’ financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: the risk that the Fund will encounter difficulty in raising funds to meet commitments.  Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid.  As a result the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency risk: The Fund invests in financial instruments and enters into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to risks that the exchange rate of its currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD. The Fund’s currency risk is managed on an ongoing basis by the various CTAs in accordance with policies and procedures in place and may consider hedging significant foreign currency exposure should the need arise.

Futures and forwards - Futures and forward contracts are commitments either to purchase or sell a designated financial instrument, currency, commodity or an index at a specified future date for a specified price and may be settled in cash or another financial asset. Futures are standardized exchange-traded contracts whereas forwards are individually traded over- the-counter contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Futures contracts have little credit risk because the counterparties are futures exchanges. Forward contracts result in credit exposure to the counterparty.

Futures and forward contracts both result in exposure to market risk based on changes in market prices relative to contracted amounts. Market risks arise due to the possible movement in foreign currency exchange rates, indices, and securities’ values underlying these instruments. In addition, because of the low margin deposits normally required in relation to notional contract sizes, a high degree of leverage may be typical of a futures or forward trading account. As a result, a relatively small price movement in the underlying asset of a futures or forward contract may result in substantial losses to the Fund. While forward contracts are generally subject to liquidity risk, futures trading may also be illiquid. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Fund could be prevented from promptly liquidating unfavourable positions and thus could be subject to substantial losses.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

The number of option contracts written and the premiums received by the Fund for the year ended September 30, 2013, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	23	$ 21,185
Options purchased/written	29	14,355
Options closed	(18)	(10,690)
Options exercised	-	-
Options expired	(34)	(24,850)
Options outstanding, end of period	-	$ -

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2013:

Location on the Statement of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Interest rate contracts		Unrealized depreciation on Swap contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2013:

Liabilities Derivative Investment Value
	Interest Rate contracts	Total Value at September 30, 2013
Swaps	$ (1,240,117)	$ (1,240,117)

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2013:

Derivative Investment Type

Location of Gain (Loss) on Derivatives

Equity/Currency/Commodity/

Net realized gain (loss) from Forward foreign currency exchange contracts

    Interest rate contracts

Net realized gain (loss) from Futures contracts

Net realized gain (loss) from Option contracts purchased

Net realized gain (loss) from Option contracts written

Net realized gain (loss) from Swaps

Net change in unrealized appreciation (depreciation) on Forward foreign currency exchange contracts

Net change in unrealized appreciation (depreciation) on Futures contracts

Net change in unrealized appreciation (depreciation) on Option contracts    purchased

Net change in unrealized appreciation (depreciation) on Option contracts written

Net change in unrealized appreciation (depreciation) on Swaps

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended September 30, 2013:

Derivative Investment type	Equity Contracts	Foreign Exchange Contracts	Commodity Contracts	Interest Rate contracts	Total Value at September 30, 2013
Forward Contracts	$ -	$ 24,551	$ -	$ -	$ 24,551
Futures	(4,369,896)	(1,407,661)	(5,045,921)	2,867,393	(7,956,085)
Purchased Options	3,766	-	-	-	3,766
Written options	7,032	-	-	-	7,032
Swaps	-	-	-	1,871,251	1,871,251
Total	$ (4,359,098)	$ (1,383,110)	$ (5,045,921)	$ 4,738,644	$ (6,049,485)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations
	Equity Contracts	Foreign Exchange Contracts	Commodity Contracts	Interest Rate contracts	Total Value at September 30, 2013
Forward Contracts	$ -	$ 68,877	$ -	$ -	$ 68,877
Futures	1,792,836	(86,603)	453,307	(3,382,868)	(1,223,328)
Purchased Options	(4,245)	-	-	-	(4,245)
Written options	10,570	-	-	-	10,570
Swaps	-	-	-	(1,240,117)	(1,240,117)
Total	$ 1,799,161	$ (17,726)	$ 453,307	$ (4,622,985)	$ (2,388,243)

4. INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

The business activities of the Fund are overseen by the Board which is responsible for the overall management of the Fund. Altegris Advisors, L.L.C., serves as the Fund’s investment advisor (the “Advisor”). The Fund’s Advisor delegates managements of the Fund’s Fixed Income strategy portfolio to DoubleLine Capital, L.P. who serves as the Sub-Advisor (the “Sub-Advisor”). The Fund employs Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets. Prior to September 1, 2013 the Advisors fee was computed at the following annual rates: 1.75% on the first $1 billion, 1.60% on net assets greater than $1 billion and less than or equal to $1.5 billion, 1.50% on net assets greater than $1.5 billion and less than or equal to $2 billion, 1.40% on net assets greater than $2 billion and less than or equal to $2.5 billion,  1.30% on net assets greater than $2.5 billion and less than or equal to $3 billion and 1.15% on net assets greater than $3 billion. Effective September 1, 2013 the Advisor revised the advisory agreement with the Fund and pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets computed at the following annual rates: 1.50% on the first $1 billion, 1.40% on net assets greater than $1 billion and less than or equal to $1.5 billion, 1.30% on net assets greater than $1.5 billion and less than or equal to $2 billion, 1.20% on net assets greater than $2 billion and less than or equal to $2.5 billion,  1.10% on net assets greater than $2.5 billion and less than or equal to $3 billion and 1.00% on net assets greater than $3 billion Pursuant to a sub-advisory agreement between the Advisor and Sub-Advisor, the Sub-Advisor is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the Fund’s average daily net assets. The Sub-Advisor is paid by the Advisor not the Fund.

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

Prior to September 1, 2013, the Advisor had contractually agreed to reduce its fees and/or absorb expenses of the Fund, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 2.25%, 3.00%, 2.00% and 2.25% of the daily average net assets attributable to each of the Class A, Class C, Class I and Class N shares, respectively. Effective September 1, 2013, the adviser revised the operating expense limitation and herby agrees to limit the Funds current Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 1.94%, 2.69%, 1.69% and 1.94% of the daily average net assets attributable to each of the Class A, Class C, Class I and Class N shares, respectively, until at least October 31, 2014. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended September 30, 2013, the Advisor waived fees in the amount of $197,198. As of September 30, 2013 the Advisor may recapture $198,844 and $197,198 through September 30, 2015 and 2016, respectively.

During the year ended September 30, 2013, FEL engaged Winton Capital Management Limited (“WNTN”) and ISAM (UK) Limited (“ISAM”); each a CTA, to provide advisory services.

Pursuant to the terms of the Advisory Agreement with FEL, WNTN and ISAM are entitled to receive a management fee in arrears on a quarterly basis in respect of certain advisory and controlling services to each of the respective CTA portfolios. As compensation for its services and the related expenses borne by each CTA, the Fund agrees to pay a management fees and incentive fees, respective to each. Per Agreements for services rendered during the year ended September 30, 2013, the CTA’s, combined received $417,901 in management fees.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets attributable to Class A, Class C and Class N shares, respectively. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended September 30, 2013, pursuant to the Plan, Class A, Class C and Class N shares paid $190,196, $56,556 and $190,286, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class I and Class N shares. The Distributor is an affiliate of GFS. During the year ended September 30, 2013, the Distributor received $101,147  and $62,293 in underwriting commissions for sales of Class A and Class C shares, respectively, of which $10,482 and $5,678 was retained by the principal underwriter or other affiliated broker-dealers.

The administration of FEL is performed by Maples Fund Services (Cayman) Limited (the “Administrator”). Pursuant to the terms of the Administration Agreement with FEL, the Administrator receives a recurring fee accrued on a twice a week basis as a percentage of the net asset value of FEL prior to subscriptions issued, and before any management fees accrued.

The Fund is part of a series of Altegris Mutual Funds or mutual fund Family (“Family”) comprised of the Fund, Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund and Altegris Multi Strategy Alternative Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund. Pursuant to separate servicing agreements with GFS, the funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Family. GFS provides a Principal Executive Officer and a Principal Financial Officer to each Fund.

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Fund.

5.   REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs.  For the year ended September 30, 2013, Class A, Class C, Class I and Class N assessed redemption fees in the amounts of $8,581, $391, $13,687 and $8,928, respectively.

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2013	September 30, 2012
Ordinary Income	$ 1,395,472	$ 482,716
Long-Term Capital Gain	-	-
	$ 1,395,472	$ 482,716

As of September 30, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post October		Unrealized	Total
Ordinary	Long-Term	Loss	and Late Year	Other Book/	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Losses	Tax Differences	(Depreciation)	Earnings/(Deficits)
$ 1,344,009	$ -	$ (64,328)	$ (3,610,393)	$ -	$ (4,219,743)	$ (6,550,455)

The differences between book basis and tax basis unrealized depreciation, net accumulated realized loss and accumulated net investment loss are primarily attributable to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such short term capital losses of $3,289,403 and long term capital losses of $313,947.

At September 30, 2013, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$ 64,328	$ -	$ 64,328

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

Permanent book and tax differences, primarily attributable to book/tax treatment of paydown, gains, losses and adjustments related to controlled subsidiary losses, resulted in reclassification for the period ended September 30, 2013 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$ (18,844,288)	$ 3,227,629	$ 15,616,659

7.  RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

8.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Northern Lights Fund Trust

We have audited the accompanying consolidated statement of assets and liabilities of Altegris Futures Evolution Strategy Fund (the Fund), including the consolidated portfolio of investments, as of September 30, 2013,  and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the years or periods indicated therein. These consolidated financial statements and financial highlights are  the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. We were  not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion  on the effectiveness of the Fund’s internal control over  financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013,  by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Altegris Futures Evolution Strategy Fund at September 30, 2013,  the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

November 27, 2013

Altegris Futures Evolution Strategy Fund

EXPENSE EXAMPLES (Unaudited)

September 30, 2013

As a shareholder of the Altegris Futures Evolution Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Futures Evolution Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning April 1, 2013 and ending September 30, 2013.

Table 1.  Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading  “Expenses Paid During Period”.

Table 2.  Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Altegris Futures Evolution Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
Actual
Expenses		4/1/2013	9/30/2013	4/1/13 – 9/30/13
Class A	2.24%	$1,000.00	$924.50	$10.81
Class C	2.99%	$1,000.00	$920.80	$14.40
Class I	1.99%	$1,000.00	$926.10	$9.61
Class N	2.24%	$1,000.00	$925.40	$10.81
Table 2
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
Hypothetical
(5% return before expenses)		4/1/2013	9/30/2013	4/1/13 – 9/30/13
Class A	2.24%	$1,000.00	$1,013.84	$11.31
Class C	2.99%	$1,000.00	$1,010.08	$15.07
Class I	1.99%	$1,000.00	$1,015.09	$10.05
Class N	2.24%	$1,000.00	$1,013.84	$11.31

*     Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Altegris Futures Evolution Strategy Fund (Adviser – Altegris Advisors, LLC)*

In connection with the April 24, 2013 special meeting of the Board of Trustee (the “Trustees” or the “Board”)of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, the Trustees discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris”) and the Trust, with respect to Altegris Futures Evolution Strategy Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service.  The Trustees revisited their discussions regarding Altegris over the last 12 months, and considered their familiarity with key advisory personnel and that each has approximately 20 years of industry experience.  The Trustees also considered that Altegris has a strong infrastructure with qualified personnel that provides research, operational, sales and marketing, and legal and compliance services to the Fund.  The Trustees also considered that Altegris provides due diligence around asset allocation, sourcing, evaluation of investment managers, investment monitoring, risk management, along with the supervision of sub-advisers.  A representative of Trust management noted that Altegris is professional and proactive in its interactions with management and fund service providers.  The Trustees noted that Altegris manages a robust marketing and distribution plan for the Fund that includes marketing the Fund to Altegris’ affiliated broker-dealers, independent broker-dealers, and making the Fund available for sale on approximately 20 mutual fund “supermarket” platforms.  During their discussion, the Trustees recognized that Altegris has a good fund-raising track record that they expect will continue.  The Trustees remarked that they and the Trust’s chief compliance officer (“CCO”) have had a good working relationship with Altegris personnel since the commencement of the Altegris/Trust relationship.  The Trust’s CCO confirmed that he and his staff had not found any material compliance issues at Altegris in the last year, and that Altegris’ compliance team had developed a strong infrastructure for monitoring overall compliance.  The Trust’s CCO noted that Altegris’ current CCO is also its general counsel.  The Altegris CCO explained that Altegris is in the process of evaluating those responsibilities and is considering the addition of a fully dedicated CCO.  With respect to daily monitoring, the Trustees noted that Altegris has developed internal tools to handle the daily monitoring of compliance and Fund operations to ensure the prospectus and 1940 Act guidelines are adhered to.  The Trustees were pleased that existing key Altegris personnel will continue to have responsibility for managing the business, and that a subset of those will have an equity stake in the firm.  Finally, they noted that a representative of Altegris had confirmed that Altegris could see no reason why the reorganization would impact the firm or Fund shareholders negatively, in fact, Altegris believes it will have a positive impact due to the additional expertise and resources Altegris will have access to.  Based on its previous history with Altegris, the Trustees concluded that Altegris has the capacity to provide the Board and shareholders with high quality services for the Fund.

Performance.  The Trustees reviewed the Fund’s performance since its October 30, 2011 inception and noted that it had outperformed its peer group average by a reasonable amount with positive returns of 0.94% as compared to -1.90% for the peer group during the same period.  They further noted that the Fund had substantially outperformed the Morningstar Managed Futures Category (-7.02%) since inception and over the last one year with Fund returns of 2.85% versus the Morningstar category returns of -6.87%.  They discussed their the difficulties the futures market had experienced during the last year and the contribution that the overall market may have had to the Fund’s overall performance.  The Trustees concluded that the Fund’s performance since inception is strong and although it had underperformed its peer group during the last one year, its strong performance since inception is a more important factor because it demonstrates Altegris’ ability to respond to and perform in the market over a longer period of time.

Fees and Expenses.  The Trustees noted that Altegris proposed to continue charging an annual advisory fee of 1.75% as compared to the peer group average of 1.56% and Morningstar category average of 1.24%.  They considered that although the proposed fee is higher than the averages, it is within the range of fees charged by peer group funds (1.40% - 1.80%) and within the range of fees charged by funds in the Morningstar category (0.59% - 2.99%).  The Trustees also referred to their discussions related to the advisory agreement at the August 2011 meeting of the Board and noted the approved breakpoints in place that take the fee to as low as 1.15% at the highest breakpoint.  After discussion, the Trustees concluded that the Fund’s advisory fee was acceptable.

Economies of Scale.  The Trustees considered whether economies of scale will be reached with respect to the management of the Fund.  The Trustees considered the expense limitation agreement in place for the Fund, and the proposed breakpoints included in the Advisory Agreement. After discussion, the Board’s consensus was that in consideration of the expense limitation agreement, the proposed breakpoints continue to be appropriate, and the shareholders will benefit appropriately from the economies of scale.

Profitability.  The Trustees considered the anticipated profits Altegris would realize in connection with managing the Fund and whether the estimated amount of profit is a fair entrepreneurial profit with respect to the services to be provided to the Fund. The Trustees noted that Altegris profits related to managing this Fund were in line with Board expectations.  They further considered that Altegris continues to waive fees with respect to its management of the Fund because its expense limitation is low, relative to its management fee.  They noted Altegris allocates substantial time, resources and working capital to the ongoing operations and management of the Fund, and agreed with the Adviser’s assessment that the net profitability is reasonable because its fees are in line with the fees charged by its peers, and based on the level of commitment and business risk Altegris assumes.

Conclusion.  Having requested and received such information from Altegris as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Altegris Futures Evolution Strategy Fund.

Altegris Futures Evolution Strategy Fund (Sub-Adviser – DoubleLine Capital LP)

In connection with the April 24, 2013 special meeting of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, the Trustees discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris and DoubleLine Capital LP (“DoubleLine”), with respect to the Fund.  In considering the approval of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent & Quality of Services.  The Trustees took into consideration that DoubleLine has over $56 billion in assets under management, and provides investment advisory and sub-advisory services in Fixed Income, Emerging Markets, U.S. Equities, and Multi- Asset Growth, through mutual funds, closed-end funds, separately managed accounts, and pooled vehicles, with the goal of providing a better risk adjusted return.  The Trustees reviewed the organization and the background of the key investment personnel noting each has years of experience in portfolio management and a robust corporate infrastructure that has the resources to provide research, trading, client service, marketing, compliance and legal support.  They considered DoubleLine has been tasked with executing the Fund’s Core Fixed Income strategy where it utilizes its research to select securities and determine sector weightings in construction of the portfolio for Altegris.  The Trustees noted the benefits of DoubleLine’s provision of its proprietary webcasts, weekly macroeconomic color, monthly & quarterly commentary and one off commentary pieces by portfolio managers.  With respect to compliance, the Trustees noted that DoubleLine’s compliance department establishes investment guidelines and restrictions along with pre-trade testing and post-trade reviews. The Trustees concluded that DoubleLine has a robust infrastructure with highly experienced personnel along with sufficient resources capable of delivering a high quality level of service to the Fund and shareholders.

Performance.  The Trustees reviewed DoubleLine’s performance as sub-adviser to the Fund noting that it outperformed the benchmark on both an annualized basis and since inception, and noted that the performance returns had nearly doubled the returns of its benchmark over the last 1 year.  The Trustees remarked that DoubleLine has done a good job overall, performance has been excellent and the portfolio manager’s track record is impressive in the bond sector.  The Trustees concluded that DoubleLine has the ability to continue to provide positive returns for the Fund and its shareholders.

Fees and Expenses.  The Trustees discussed the fee structure for the sub-advisory agreement and noted the blended nature of the fee with an incremental increase in fees as assets grow.  The Trustees noted DoubleLine is currently managing approximately $227 million of the Fund, which earns a fee starting at 0.25%, with breakpoints that increase the fee on assets up to $750 million, and then breakpoints that decrease the fee on assets above $750 million. Under this structure DoubleLine is, in effect, sharing in the expense cap and costs associated with growing the Fund, and the Trustees considered this as a positive.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an Advisory Agreement level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  However, they agreed that the breakpoints negotiated by Altegris appeared reasonable.

Profitability.  The Trustees considered the anticipated profits to be realized by DoubleLine in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees noted that, based on the information provided by DoubleLine, it is apparent that DoubleLine is giving concessions with respect to profitability relative to the private funds they manage.  They further noted that the percentage of profit earned is not the only factor to be considered, and that given the access to the high quality portfolio managers at DoubleLine, its reputation and strong performance, the profits are not unreasonable.

Conclusion. Having requested and received such information from DoubleLine as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of the Altegris Futures Evolution Strategy Fund.

Altegris Futures Evolution Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2013

Matters Submitted to Shareholders for Approval

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark H. Taylor, John V. Palancia, Andrew Rogers, Mark D. Gersten, and Mark Garbin to the Board of Trustees of the Trust.

        Shares Voted

        Shares Voted Against

In Favor

              or   Abstentions

Mark H. Taylor

            608,885,975

       8,197,175

John V. Palancia

            609,370,118

       7,713,033

Andrew Rogers

            609,691,730

       7,391,421

Mark D. Gersten

            609,750,246

       7,332,904

Mark Garbin

            609,702,446

       7,380704

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, August 2, 2013, Trust shareholders of record as of the close of business on June 7, 2013 voted to approve the following proposal:

Proposal 1: To approve a new Investment Advisory Agreement.

Shares Voted

         Shares Voted Against

 In Favor

                           or Abstentions

 16,522,634

                 431,951

Altegris Futures Evolution Strategy Fund

TRUSTEES AND OFFICERS (Unaudited)

September 30, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	100

AdvisorOne Funds (12 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	100	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	118

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	118	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	100	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	100	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

Altegris Futures Evolution Strategy Fund

TRUSTEES AND OFFICERS (Unaudited) (Continued)

September 30, 2013

    Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***^ Born in 1952	Trustee 2005-2013; Chairman of the Board 2005-2013	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004)	100	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (2010-2013); Northern Lights Variable Trust (2006-2013)
Andrew Rogers 80 Arkay Drive**** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	100	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola was an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).  Mr. Miola resigned effective September 24, 2013.

****Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-772-5838.

9/30/13 – NLFT_v2

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE (Continued)

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR

Altegris Advisors, L.L.C.

1200 Prospect Street, Suite 400

La Jolla, CA 92037

SUB-ADVISOR

Doubleline Capital LP

333 South Grand Ave. Suite 1800

Los Angeles, CA 90071

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $42,000

2012 - $18,000

(b)

Audit-Related Fees

2013 -  None

2012 -  None

(c)

Tax Fees

2013 - $9,725

2012 - $10,950

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 – None

2012 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

100%

100%

Tax Fees:

100%

100%

All Other Fees:

100%

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $9,725

2012 - $10,950

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/6/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/6/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/6/13